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                                                                   Exhibit 10.55

                              Lease of Office Space
                                       in

                           Search Plaza Office Complex

                                     Between

                             PFP Search Plaza Inc.,
                               a Texas corporation

                                   as Landlord

                                       and

                     Diversified Corporate Resources, Inc.,
                               a Texas corporation

                                    as Tenant

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     This Lease (the "Lease") is entered into this ____ day of __________. 2001 between PFP Search Plaza, Inc., a Texas corporation ("Landlord"), and Diversified Corporate Resources, Inc., a Texas corporation ("Tenant").

     Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the Premises (as defined in Section 1.2). Intending to be legally bound under this
                        -----------
Lease and in consideration of the agreements herein made, and other good and valuable consideration, Landlord and Tenant hereby agree as follows:

                                   ARTICLE I.
                     BASIC LEASE PROVISIONS AND DEFINITIONS
                     --------------------------------------

     1.1     Building.  Building consisting of approximately 154,767 square feet
             --------
of Net Rentable Area (defined in Section 2.4) located at 10670 N. Central
                                 -----------
Expressway, Dallas, Texas 75231 (the "Building").

     1.2     Premises.  The Premises, designated as Suite #300 and Suite #600
             --------
located on the entirety of the third and sixth floors of the Building, which are deemed to consist of 22,555 square feet of Net Rentable Area for Suite #300 and 11,238 square feet of Net Rentable Area for Suite #600 and are outlined on Exhibit "A" hereto attached (collectively, Suite #300 and Suite #600 are
----------
referred to as the "Premises" and the Premises are deemed to consist of a total of approximately 33,793 square feet of Net Rentable Area). Notwithstanding the foregoing, Tenant will have the right, at its cost, to have the Premises remeasured prior to the commencement of construction of the Improvements to confirm the square footage of the Premises. If the re-measurement reveals less Net Rentable Area, the Base Rent and Tenant's Share of Operating Costs and Real Estate Taxes shall be adjusted accordingly.

     1.3     Lease Term.  The "Lease Term" (herein so called) is One Hundred
             ----------
Twenty (120) full calendar months (plus any partial calendar month at the beginning or end of the Lease Term), commencing on the earlier of the date that Tenant occupies the Premises or January 1, 2002, subject to Article III (the
                                                            -----------
"Commencement Date"), and ending at midnight on December 31, 2011 (the "Termination Date"), or at such earlier date as this Lease may be terminated as provided in this Lease. If Tenant occupies the Premises after completion of the Improvements but prior to January 1, 2002, payment of the Base Rent described in
Section 1.4, below, shall not commence until January 1, 2002.
-----------

     1.4     Base Rent.  "Base Rent" (herein so called) is $-0- for months 1-3
             ---------
of the Lease Term; $45,057.33 per month for months 4 through 11 of the Lease Term; $-0- for months 12 through 14 of the Lease Term; $46,465.38 per month for months 15 through 24 of the Lease Term; $-0- for months 25 and 26 of the Lease Term; $47,873.42 per month for months 27 through 36 of the Lease Term; $49,281.46 per month for months 37 through 48 of the Lease Term; $50,689.50 per month for months 49 through 60 of the Lease Term; $52,097.54 per month for months 61 through 72 of the Lease Term; $53,505.58 per month for months 73 through 84 of the Lease Term; $54,913.63 per month for months 85 through 96 of the Lease Term; $57,729.71 per month for months 97 through 108 of the Lease Term; and $60,545.79 per month for months 109 through 120 of the Lease Term. All monthly payments of Base Rent payable hereunder shall be payable monthly in advance. Solely for purposes of calculating Base Rent in accordance with this
Section 1.4, the months of the Lease Term described in this Section 1.4 shall
-----------                                                 -----------
commence beginning on January 1, 2002 or, if later, on the Commencement Date (as, in accordance with Section 1.3 above, no Base Rent is owing prior to
                        -----------
January 1, 2002. In addition to Base Rent, Tenant hereby agrees to pay any applicable sales tax. Upon Tenant's execution of this Lease, Tenant shall pay to Landlord $45,057.33 representing one month's rent which Landlord shall apply to the first installment of Base Rent which Tenant is obligated to pay hereunder (after application of periods of free rent provided

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hereby and the application of any excess in the Improvement Allowance as described in Exhibit "C").
             -----------

     1.5     Tenant's Share of Operating Costs and Real Estate Taxes.  "Tenant's
             -------------------------------------------------------
Share" of "Operating Costs" (defined in Section 4.3) is 21.83% of such costs,
                                        -----------
and (b) "Tenant's Share" of "Real Estate Taxes" (defined in Section 4.4) is
                                                            -----------
21.83% of such costs. Tenant's Share is subject to adjustment due to remeasurement of the Building and the Premises.

     1.7     Permitted Uses.  Tenant must may fully occupy and may use the
             --------------

Premises solely for the following purposes: general office use and training, and for no other purpose. Tenant's use of the Premises is subject to the "Rules and Regulations" (herein so called) set forth on Exhibit "B" hereto attached, as
                                             -----------
modified from time to time in accordance with Section 13.1.
                                              ------------

     1.8     Security Deposit.  Upon Tenant's execution of this Lease, Tenant
             ----------------
shall deposit with Landlord a "Security Deposit" (herein so called) in the amount of $53,974.93, to be held by Landlord as security for Tenant's performance under this Lease, and not as an advance payment of Rent (defined in
Section 4.5) or a measure of Landlord's damages for Default (defined in Section
-----------                                                             -------
11.1). Upon Tenant's Default, Landlord, without prejudice to any other remedy,
----
may apply any applicable portion of the Security Deposit to: (a) an arrearage of Rent, and (b) any other expense incurred by Landlord or Landlord's Agents due to such Default. Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in Default, upon termination of this Lease and return of the Premises in accordance with this Lease, Landlord will return any remaining balance of the Security Deposit to Tenant. Notwithstanding anything to the contrary, in the event that Tenant is not in Default at the time, Landlord shall return the Security Deposit to Tenant on the sixth (6th) anniversary of the Commencement Date.

     1.10    Definition of Landlord's Agents and Tenant's Agents.  "Landlord's
             ---------------------------------------------------
Agents" includes any asset manager, property manager, agent, managing agent, affiliate, contractor, employee, director, officer or servant of Landlord, or any corporate entity affiliated with Landlord or third party operator and owner of the Building, and "Tenant's Agents" includes any agent, officer, employee, servant, partner, independent contractor, subtenant, assignee, licensee, or invitee of Tenant.

     1.11    Lease Terms Confidential.  Tenant shall keep all terms and
             ------------------------
provisions of this Lease confidential and shall not disclose any or all of the terms and provisions of this Lease without Landlord's prior written consent. Notwithstanding the foregoing, Tenant may disclose the terms and provisions of this Lease without Landlord's prior written consent to the following third parties, provided that such disclosure is given in connection with such third parties' relationship to Tenant: Tenant's employees, officers or directors; lenders of Tenant; Tenant's attorneys, accountants or similar providers of professional services; as well as a disclosure to a court following a court order to Tenant directing such disclosure.

                                   ARTICLE II.
                                    PREMISES
                                    --------

     2.1     Work Letter.  Landlord leases the Premises to Tenant, and Tenant
             -----------
leases the Premises from Landlord complete with improvements (the
"Improvements") described in Exhibit "C" hereto attached (the "Work Letter").
                             -----------
Except as set forth in Exhibit "C", Tenant accepts the Premises in its "as is"
                       -----------
condition.

     2.2     Condition of the Premises.  By occupying the Premises, Tenant: (a)
             -------------------------
acknowledges that it has had full opportunity to examine the Premises and is fully informed, independently of Landlord or Landlord's Agents, as to the character, construction and structure of the the Premises, and (b) accepts the Premises and acknowledges the Premises presently comply with all requirements imposed upon Landlord under this Lease related to the construction of the Improvements, except for any punch list items or any latent defects. This Lease does not grant any right to light or air over or about the

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Premises or Building. Upon delivery of possession, Tenant will inspect the
Premises and give Landlord immediate written notice of patent defects in the Improvements (as defined in Exhibit "C"), if any, and of any patent variances of
                            -----------
the Improvements from the requirements of this Lease. Tenant's failure to give such notice or specify any defect or variance in such notice, is a waiver of all rights with respect to such patent defects or patent variances.

     2.3     Signs.  Without the prior written consent of Landlord, Tenant may
             -----
not erect or install on the exterior of the Building, on any window, or in any lobby, hallway or door therein located, any sign or other type display. Landlord will provide and install, in the standard graphics for the Building all letters or numerals on doors of the Premises (or, if Tenant elects in writing, upon the walls opposite the elevators providing access to the Premises on the third (3rd) floor of the Building in a manner reasonably acceptable to Landlord so as not to damage the walls), and Tenant may not use any other signage or lettering without Landlord's prior written consent. Landlord agrees to provide at a convenient location in the lobby of the Building a directory of tenant names and locations Landlord will provide and install directory strips. Additionally, Tenant shall have the option, at Tenant's expense, to install the name "MAGIC" onto the exterior of the Building (above the front entrance with southbound Central Expressway visibility) and onto the monument sign located in front of the Building provided, however, that Landlord shall have the right to approve the design, size, location and installation of said signage, which approval shall not be unreasonably withheld or delayed, and subject to city code and ordinances. Notwithstanding the foregoing, if Tenant and/or a transferee under a Permitted Assignment, collectively, abandons or vacates a substantial portion of the Premises, i.e., in excess of 25% of the Net Rentable Area, other than due to remodeling, Tenant's signage rights for exterior and monument signage will be null and void. The cost of any signage permitted hereunder shall be at Tenant's expense subject to Tenant's right to obtain funds from the Improvement Allowance described in Exhibit "C", attached hereto.
             -----------

     2.4     Net Rentable Area.  The term "Net Rentable Area" means the sum of:
             -----------------
(a) the Net Useable Area which is computed by measuring to the inside finish of the Building's exterior glass line, to the exterior side of partitions that separate the Premises from the Building's interior non-rentable areas not within the Premises, and to the center of partitions that separate the Premises from adjoining rentable areas; plus (b) a pro rata portion of the Building's floor area used for corridors, elevator lobbies, ground floor lobbies, vestibules, service and freight areas, restrooms, elevator and mechanical rooms, telephone and electrical closets, and other similar facilities provided for the benefit of all tenants of the Building, visitors to the Building, or Landlord (such areas collectively defined as "Common Areas"), with no deduction for columns or projections necessary to the Building. The parties stipulate that the Net Rentable Area of the Premises is that stated in Section 1.2, subject to Tenant's
                                                -----------
right to re-measure. In the event the foregoing definition is insufficient for any reason, the parties agree to use the guidelines utilized by the Building Owners and Managers Association for office buildings.

                                  ARTICLE III.
                        COMMENCEMENT DATE; HOLDING OVER
                        -------------------------------

     3.1     Commencement Date.  Unless in whole or in part caused by Tenant
             -----------------
Delays (defined in the Work Letter), if Landlord is unable to deliver the Premises on the Commencement Date because any of the Improvements (defined in the Work Letter) are not substantially completed, a certificate of occupancy (temporary or permanent) has not been obtained, or due to holding over by any present tenant, neither Landlord nor Landlord's Agents will be liable for direct or consequential damages, but: (a) the Commencement Date will be the date the Premises are available for occupancy as defined in Exhibit "C", attached hereto,
                                                   -----------
and (b) Rent will abate for the period by which Tenant's occupancy is delayed. The Termination Date will not be adjusted for the delay. Within ten (10) days of Tenant's receipt thereof, Tenant must execute and return to Landlord a statement specifying the Commencement Date and the Termination Date in the form of Exhibit
                                                                         -------
"D" hereto attached. Notwithstanding the foregoing, if the Commencement Date is
---
later than January 1, 2002 other than by reason of an event of force majeure or by reason of a Tenant Delay or an Excused Delay as described in Exhibit "C",
                                                                -----------
Landlord will pay to Tenant, in satisfaction of any damages which Tenant may suffer due to such delay, the

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amount of holdover rent that Tenant must and does pay under its prior lease for
55,486 square feet, dated December 19, 1994 (and as amended), with Tenant's prior landlord, EOP-North Central Plaza III, Limited Partnership, due to such delay, but only to the extent that such amount exceeds the Base Rent which Tenant would pay under this Lease had there been no delay but excluding any consideration of free rental periods (the "Delay Damages").

     3.2     Holding Over.  If Tenant remains in possession of the Premises
             ------------
after the expiration or termination of the Lease Term without the execution of a new lease, Tenant's occupancy will be from week to week at 125% the Rent due for the last full calendar month prorated weekly during the Lease Term plus all other sums due under this Lease and subject to all other provisions and obligations of this Lease that are applicable to a week to week tenancy. The holding over period may be cancelled by Landlord or Tenant (provided that Tenant moves out of the Premises) upon seven (7) days notice to the other party.

                                   ARTICLE IV.
                                      RENT
                                      ----

     4.1     Payment.  Tenant shall pay to Landlord in advance in legal tender
             -------
of the United States of America, without any demand, set-off or deduction except as otherwise provided in this Lease, at the office of Landlord in Dallas, Dallas County, Texas or at such place or to such of Landlord's Agents as Landlord from time to time designates in writing, Rent comprised of Base Rent and Additional Rent (defined in Section 4.5). Subject to Section 11.1(a)(i), any Rent payment
                 -----------              ------------------
due hereunder is delinquent if not received by Landlord by the due date. Landlord may accept any partial payment of Rent without prejudice to any of Landlord's rights or remedies.

     4.2     Base Rent.  Tenant shall pay (with or without receipt of a written
             ---------
statement from Landlord) the Base Rent in advance, promptly upon the first day of every month of the Lease Term. If the initial or final month is less than a full calendar month, the Base Rent for such month will be reduced proportionately.

     4.3     Tenant's Share of Operating Costs.
             ---------------------------------

     (a) "Operating Costs" means, for any calendar year, the sum of all expenses, costs and disbursements of every kind and nature that Landlord pays or becomes obligated to pay in connection with the ownership, management, operation and maintenance of the Building, the parking facilities, and the land upon which the Building is situated (the "Land"), including but not limited to: (1) all management office expenses; (2) all applicable sales and use taxes:; (3) expenses incurred for heat, cooling and other utilities; (4) cost of insurance; (5) cost of janitorial and cleaning service, trash collection services, pest control and security service; (6) salaries, wages and other personnel costs of engineers, superintendents, watchpersons, and all other employees of the Building, including any sales tax imposed upon their service; (7) charges under maintenance and service contracts for elevators, chillers, boilers and controls; (8) window cleaning; (9) building and grounds maintenance; (10) parking lot maintenance;
             (11) management fees; (12) permits and licenses; (13) all maintenance and repair expenses and supplies including replacement fluorescent light bulbs and ballasts in building standard lighting fixtures; (14) costs (including finance charges) of improvements to the Building, equipment or capital items that are designed to increase safety, or improve energy efficiency on items otherwise allowable under the terms of this Lease; (15) amortization, depreciation and replacement costs, interest and other debt, building standard costs with respect to equipment purchased to replace existing equipment, systems or other capital expenditures purchased to comply with the directives of a governing body; if with respect to laws enacted after the date of this Lease; (16) costs of complying with all governmental regulations, including, without limitation, the disposal of chlorofluorocarbons and compliance with Title III of the Americans With Disabilities Act of 1990 ("ADA"), or the Texas Architectural Barrier Statute (the "Texas

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             Act") if with respect to laws enacted after the date of this Lease;
             (17) costs of independent contractors;, fees and all other costs and expenses properly incurred in the operation and maintenance of an office building. Notwithstanding anything to the contrary, in the event Landlord makes an expenditure that should be capitalized hereunder or in accordance with commonly accepted accounting practices applied to office buildings and such capital expenditure is otherwise allowable under the provisions of this Section 4.3,
                                                                 -----------
             such capital expenditure shall be amortized over the life of the item per commonly accepted accounting principles applied to office buildings and only the amortized amount of such expenditure for an annual period shall be included in Operating Costs each year. Operating Costs exclude: (i) Real Estate Taxes (defined in Section
                                                                        -------
             4.4); (ii) cost of alterations of all rentable premises; (iii)
             ---
             Landlord's overhead costs, including salaries, equipment, supplies, accounting and legal fees, rent and other occupancy costs, or any other costs associated with the operation and internal organization and function of Landlord as a business entity (as opposed to such costs related to the operation and management of the Building, which shall not be excluded); (iv) Costs of removing Hazardous Materials or of correcting any other conditions in order to comply with any law, ordinance or other governmental requirement (including, without limitation, any costs incurred to correct building code violations or access law violations, such as the Americans with Disabilities Act or Texas Architectural Barriers
             Act) that existed prior to the Commencement Date or were not caused by Tenant's specific use of the Building, unless required by governmental authority due to regulations enacted after the date of this Lease; (v) costs to Landlord of any work or service performed for any tenant at the cost of such tenant; (vi) capital expenditures except those listed above; (vii) leasing commissions, attorney's fees, costs and disbursements and other expenses incurred in connection with negotiations for leases with tenants, other occupants, or prospective tenants or other prospective occupants of the Building and similar costs incurred in connection with disputes between Landlord and Tenant, other occupant, or prospective tenants or other prospective occupants of the Building;
             (viii) Costs incurred in renovating, decorating or otherwise improving (as opposed to making repairs to) space for tenants in, or other occupants of, the Building, or vacant leasable space in the Building (but not for Common Areas); (ix) Except for the management fees which, shall be capped at five percent (5%) of gross rents each year, and other fees to the Landlord specifically provided in this Lease, overhead and profit increments paid to subsidiaries or other affiliates of Landlord for services on or to the Building, to the extent that the costs of such services exceed competitive costs for such services rendered by non-affiliated person or entities of similar skill, competence and experience, other than a subsidiary or other affiliate of Landlord; (x)
             Interest on debt or amortization payments on any mortgage or mortgages and rental under any ground or underlying leases or lease (except to the extent the same may be made to pay or reimburse, ad valorem taxes); (xi) Any compensation paid to clerks, attendants or other persons in commercial concessions (such as a snack bar or restaurant), if any, operated by Landlord; (xii) Costs for which Landlord is entitled to reimbursement from any source and is reimbursed, including costs covered by proceeds of insurance, condemnation awards, or court judgments, amounts specifically billed to or payable by individual tenants, costs covered by any manufacturer's contractor's, or other warranty, or any other cost for which Landlord is entitled to reimbursement and is reimbursed;
             (xiii) Advertising and promotional expenses incurred to publicize the Building; (xiv) Repairs or other work occasioned by fire, windstorm or other casualty to the extent covered by proceeds of insurance required to be carried by any parties to this Lease or paid by Tenant or third parties, and repairs or other work occasioned by the exercise of the right of eminent domain to the extent covered by proceeds of any condemnation proceedings; (xv) Landlord's cost of electricity and other services sold to tenants and for which Landlord is entitled to be reimbursed by

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             tenants as additional rental or over and above the Base Rental payable under the lease with such tenants; (xvi) Costs incurred by Landlord for alterations which are considered non-energy saving capital improvements and replacements, unless required by governmental authority due to regulations enacted after the date of this Lease; (xvii) Cost of capital nature, including, but not limited to, capital improvements, capital repairs, capital equipment and capital tools, except as provided for above the capital improvements required by governmental authority due to regulations enacted after the date of this Lease and for energy-saving capital improvements made by Landlord; (xviii) Costs incurred due to violation by Landlord or any Tenant of the terms and conditions of any lease; (xix) Any costs, fines or penalties incurred due to violations by Landlord of any governmental rule of authority; (xx) Penalty or interest for Landlord failure to pay any taxes before the same become delinquent; (xxi) Costs for sculpture, paintings or other art; (xxii) Wages, salaries, or other compensation of any kind of nature paid to any executive employees above the grade of building manager; and (xxiii) Costs for services furnished for any tenant other than Tenant to a materially greater extent or in a materially more favorable manner than furnished to tenants generally, or that are furnished on an exclusive basis to any one tenant or group of tenants.

     (b) The initial Operating Costs (the "Initial Basic Operating Costs") to be used in calculations regarding Excess Operating Costs (defined below) are the actual Operating Costs for the calendar year 2002.

     (c) To determine the amount of Operating Costs for the first calendar year (or partial calendar year) of the Lease Term (the "First Year") or for any subsequent year, (i) if, at any time during the year, less than ninety-five percent (95%) of the Net Rentable Area of the Building was occupied and used by tenants, Operating Costs will be deemed for the purposes of this paragraph to be increased to an amount equal to the like Operating Costs that would normally be expected to be incurred had such occupancy been ninety-five percent (95%) and had such full utilization been made during the entire period, or (ii) if Landlord is not furnishing a particular service (the cost of which, if performed by Landlord, would be included in Operating Costs) to a tenant who has undertaken to perform such service (in lieu of Landlord performing same), Operating Costs will be deemed for the purposes of this paragraph to be increased by an amount equal to the additional Operating Costs that would reasonably have been incurred during such period if Landlord had furnished such work or service.

     (d) For each calendar year subsequent to the First Year, Tenant shall pay as Additional Rent, Tenant's Share of the amount by which the Operating Costs for such calendar year exceeds the Initial Basic Operating Costs, provided however, the increase in Operating Costs each calendar year, excluding only those for utilities and insurance (which shall not be capped and, additionally, Real Estate Taxes are not subject to this cap), shall not exceed 8% over such charges for the prior calendar year (such excess hereinafter referred to as "Excess Operating Costs") as follows:

             (i) Prior to the last day of each calendar year during the Lease Term, Landlord will provide Tenant with a statement of estimated Excess Operating Costs for the upcoming calendar year after 2002 (based upon Landlord's reasonable estimate of anticipated costs). Beginning January 1 of the upcoming calendar year, Tenant shall pay in twelve (12) equal monthly installments, based on Landlord's estimate, Tenant's Share of Excess Operating Costs. If Landlord determines that the Excess Operating Costs are greater than the estimate, then Landlord may deliver to Tenant on the first day of March, June, September or December, the revised amount of Tenant's Share of Excess Operating Costs. Tenant shall pay to Landlord within twenty (20) days of notification of the revised amount, the difference between the previous estimate and the revised estimate for the expired

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

                     portionof the current calendar year. Monthly installments of Tenant's Share of Excess Operating Costs will be increased for the months following Tenant's receipt of the revised estimate to one-twelfth (1/12) of the revised estimate of Tenant's Share of Excess Operating Costs.

             (ii) Not more than one hundred eighty (180) days following the last day of each calendar year, Landlord will provide Tenant with a written comparison of the amount of the estimated Tenant's Share of Excess Operating Costs paid for the calendar year (or partial calendar year) just ended to Tenant's Share of Excess Operating Costs actually incurred for such calendar year (the "Annual Statement"). If the amount of the estimated Tenant's Share of Excess Operating Costs Tenant paid for such prior calendar year (or partial calendar year): (A) exceeds the amount Tenant should have paid, Landlord will give Tenant a credit against current payments of Additional Rent (applicable to Excess Operating Costs) (or if in the last year of the Lease Term, refund the excess), (B) is less than the amount Tenant should have paid, Tenant shall pay Landlord, as Additional Rent, the difference within twenty (20) days following Tenant's receipt of such written comparison. Failure of Landlord to deliver the Annual Statement within the one hundred eighty
                     (180) days following the last day of each calendar year will constitute a waiver of the amounts which Landlord is claiming are owed unless due to a delay beyond Landlord's control.

     (e)     Tenant is not entitled to a refund or credit if Operating
             Costs for any calendar year are less than Operating Costs for the First Year.

     4.4     Tenant's Share of Real Estate Taxes.
             -----------------------------------

     (a) "Real Estate Taxes" means all general and special real estate taxes, special assessments and other ad valorem taxes, levies and assessments (net of any refund) paid upon or in respect of the Building or the Land (together with the Building, the "Real Property") and all taxes or other charges imposed in lieu of any such taxes, including fees of counsel and experts which are reasonably incurred by, or reimbursable by, Landlord in seeking any reduction in the assessed valuation of the Building or the Land or a judicial review thereof. If any such application or review results in a refund on account of any prior assessment, after payment of reasonable expenses incurred in connection therewith (whether by Landlord, Tenant or other tenants of the Building), Landlord will, reimburse Tenant's Share of such refund. Notwithstanding the foregoing, "Real Estate Taxes" do not include any interest or penalties paid by Landlord as a result of Landlord's failure to pay Real Estate Taxes when due and payable, any net income, franchise or capital gains tax, inheritance tax or estate tax imposed or constituting a lien upon Landlord or all or any part of the Real Property.

     (b) The initial Real Estate Taxes (the "Initial Real Estate Taxes") to be used in calculations regarding Excess Real Estate Taxes (defined below) are the actual Real Estate Taxes for the calendar year 2002.

     (c) For each calendar year subsequent to the First Year, Tenant shall pay as Additional Rent, Tenant's Share of the amount by which Real Estate Taxes for such calendar year exceeds the Initial Real Estate Taxes (such excess hereinafter referred to as "Excess Real Estate Taxes") as follows:

             (i) Prior to the last day of each calendar year during the Lease Term, Landlord will provide Tenant with a statement of estimated Excess Real Estate Taxes for the upcoming calendar year (based upon Landlord's reasonable estimate of anticipated Real Estate Taxes). Beginning January 1 of the upcoming calendar year, Tenant shall pay in twelve (12) equal monthly installments, based on

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                     Landlord's estimate, Tenant's Share of Excess Real Estate
                     Taxes. If Landlord determines that the Excess Real Estate Taxes are greater than the estimate, then Landlord may deliver to Tenant on the first day of March, June, September or December, the revised amount of Tenant's Share of Excess Real Estate Taxes. Tenant shall pay to Landlord within twenty (20) days of notification of the revised amount, the difference between the previous estimate and the revised estimate for the expired portion of the current calendar year. Monthly installments of Tenant's Share of Excess Real Estate Taxes will be increased for the months following Tenant's receipt of the revised estimate to one-twelfth (1/12) of the revised estimate of Tenant's Share of Real Estate Taxes.

             (ii) Not more than one hundred eighty (180) days following the last day of each calendar year, Landlord will provide Tenant with a written comparison of the amount of the estimated Tenant's Share of Excess Real Estate Taxes paid for the calendar year (or partial calendar year) just ended to Tenant's Share of Excess Real Estate Taxes actually incurred for such calendar year. If the amount of the estimated Tenant's Share of Excess Real Estate Taxes Tenant paid for such prior calendar year (or partial calendar year): (A) exceeds the amount Tenant should have paid, Landlord will give Tenant a credit against current payments of Additional Rent applicable to Excess Real Estate Taxes (or if in the last year of the Lease Term, refund the excess), (B) is less than the amount Tenant should have paid, Tenant shall pay Landlord, as Additional Rent, the difference within twenty (20) days following Tenant's receipt of such written comparison. Failure of Landlord to deliver the comparison within the one hundred eighty (180) days following the last day of each calendar year will constitute a waiver of the amounts which Landlord is claiming are owed unless due to a delay beyond Landlord's control.

     4.5     Rent Definition.  The term "Rent" includes, without limitation, (a)
             ---------------
Base Rent; (b) Tenant's Share of Operating Costs, (c) Tenant's Share of Real Estate Taxes; and (d) other charges and reimbursable costs in accordance with this Lease. Items (b), (c) and (d) above may sometimes herein be referred to as "Additional Rent". Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to Landlord as Rent, including but not limited to any amounts due and payable as the Improvement Allowance, shall constitute rent for the purpose of Section 502(b)(7), as it may be amended, of the Federal
               -----------------
Bankruptcy Code, 11 U.S.C. (S) 101 et seq. (the "Bankruptcy Code").

     4.6     Other Impositions.  Together with related interest and penalties,
             -----------------
Tenant shall: (a) reimburse Landlord for any increase in ad valorem taxes that Landlord becomes obligated to pay, and (b) pay all license and permit fees and all taxes levied or assessed by governmental authorities by virtue of: (i) any leasehold improvements to the Premises, (ii) Tenant conducting business on or operating in the Premises, (iii) acts or omissions of Tenant's Agents, (iv) Tenant's personal property, (v) Tenant's assets, existence or sales and (vi) any other reason related to Tenant's occupancy or use of the Premises or Building. Notwithstanding the foregoing to the contrary, Tenant shall not be liable for any income, franchise, transfer, estate, gift, or inheritance tax or the like levied on Landlord by reason of this Lease.

     4.7     No Tenant Tax Protest.  To the extent permitted by law: (a) Tenant
             ---------------------
hereby waives: (i) any right it may have under Texas law to protest or appeal Real Estate Taxes or the value of the Building, and (ii) any obligation of Landlord to Tenant to provide to Tenant any reappraisal or valuation notice received by Landlord, and (b) Tenant hereby assigns to Landlord any rights of Tenant to appeal or protest Real Estate Taxes or the value of the Building.

     4.8     Audit.  During the ninety (90) days following the delivery of the
             -----
Annual Statement, Tenant shall have the right at Tenant's sole cost and expense, to inspect, audit and reasonably copy in the Building Manager's office (as no documents may be removed from such office) Landlord's records with respect to those Operating Costs at Landlord's office during normal business hours upon at least seventy-two (72) hours prior written notice and provided that such inspection does not unreasonably interrupt or interfere with Landlord's business operations. Prior to any inspection by Tenant, Tenant shall sign a confidentiality agreement, in reasonable form, provided by Landlord. The results of any such inspection shall be kept strictly confidential by Tenant and its agents, and Tenant must agree to such confidentiality restrictions and shall specifically agree that the results shall not be made available to any other tenant of the Building. Unless Tenant sends to Landlord any written exception to the Annual Statement of the Operating Expenses within the ninety (90) day period mentioned above, such Annual Statement shall be deemed final and accepted by Tenant. Tenant shall pay the amount shown on such Annual Statement in the manner prescribed in this Lease, whether or not Tenant takes any such written exception, without any prejudice to such exception. If Tenant makes a timely exception, Landlord and Tenant shall cause an independent certified public accountant to review the Tenant's exception. Tenant shall pay the cost of such certification, (including, without limitation, the payment to Landlord for all legal and accounting professional costs incurred and administrative time expended related to the audit) unless Landlord's original determination of annual Operating Costs overstated the amounts thereof by more than eight percent (8%). If either party disputes the finding of the independent certified public accountant, then the matter may be submitted to binding arbitration. The prevailing party shall recover the costs of the accountant and costs of any such arbitration.

                                   ARTICLE V.
                              LANDLORD'S SERVICES
                              -------------------

     5.1     Electricity.  So long as Tenant is not in Default, Landlord will
             -----------
furnish or cause to be furnished, electricity for normal business usage twenty-four (24) hours a day, seven (7) days a week, subject to the provisions of Section 5.6, below. In the event Landlord deems it necessary to make
   ------------------
available separately metered service to the Premises, Landlord may require that separate meters or submeters be installed for the Premises at Landlord's expense unless Tenant's use of electricity exceeds normal business usage, in which event it shall be at Tenant's expense, in which case Tenant will be billed based upon such separate meter or submeter rather than based upon Tenant's Share of such electrical charges. In such instance, Tenant shall receive a corresponding credit against Rent to the extent electrical use in the Premises was charged as a component in Operating Costs except if such meter or submeter is installed only to monitor and charge for usage which exceeds normal business usage (in which case no credit shall be given). Tenant's use of electricity in the Premises may not at any time exceed the capacity of the electrical conductors and equipment serving the Premises. Without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed, Tenant may not: (i) connect reproducing equipment;, electronic data processing equipment;, heating or air-conditioning equipment;, or special lighting, any of the foregoing which causes Tenant to consume electricity in excess of the building standard specifications (as provided in Section 5.2(b) below) or any other item of
                               --------------
electrical equipment that causes Tenant to consume more than permitted by the building standard specifications (as provided in Section 5.2(b), below) or (ii)
                                                 --------------
make any alteration or addition to the electric system of the Premises. If required and Landlord grants such consent, Landlord will provide at the cost to Landlord plus Landlord's overhead charge of ten percent (10%) of the cost, which cost Tenant shall pay to Landlord, payable on demand, additional risers or other required equipment. In addition, but only to the extent not separately metered or passed through to Tenant, Landlord may increase the Base Rent by an amount reflecting the estimated cost of the additional capacity of such risers or other equipment.

     5.2     Air-Conditioning.  So long as Tenant is not in Default, Landlord
             ----------------
will furnish or cause to be furnished to the Premises Monday through Friday from 7:30 00 a.m. to 6:00 p.m. and Saturday from 8:00 a.m. to 1:00 p.m. (but, not on Sunday or the following "Legal Holidays": New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas air-conditioning at reasonable temperatures, based on temperatures maintained in comparable first-class buildings within a three (3) mile radius of the Building, to provide reasonably comfortable occupancy of the Premises under Normal Business Conditions (defined below) (excepting any areas that develop excessive heat from machines, lights, sun, overcrowding or other sources). "Normal Business Conditions" (herein so called) for maintaining reasonably comfortable temperatures are:

     (a)     One person per 150 square feet average occupancy per floor;

     (b) Seven (7) watts per square foot for Tenant lighting and power use average per floor; and

     (c) Light-colored blinds, fully drawn and slats at a 45(degree) angle coincident with peak sun lead or equivalent solar barrier.

If Tenant delivers a written request to Landlord before 2:00 p.m. on the day prior to the date for which such usage is requested, Landlord will furnish services at times not specified above in exchange for Tenant's payment therefor at the hourly rate of Fifty Dollars ($50.00) per hour, per floor.

     5.3     Heat.  So long as Tenant is not in Default, Landlord will furnish
             ----
or cause to be furnished to the Premises Monday through Friday from 7:00 a.m. to 6:00 p.m. and Saturday from 8:00 a.m. to 1:00 p.m. (but, not on Sunday, Legal Holidays), during times of the year that heating is necessary, heat to the Premises at reasonable temperatures, based on temperatures maintained in comparable first-class buildings within a three (3) mile radius of the Building, to provide reasonably comfortable occupancy of the Premises under Normal Business Conditions. If Tenant delivers a written request to Landlord before 2:00 p.m. on the day prior to the date for which such usage is requested, Landlord will furnish services at times not specified above in exchange for Tenant's payment therefor at the hourly rate of $50.00 per hour, per floor.

     5.4     Water.  So long as Tenant is not in Default, Landlord will furnish
             -----
or cause to be furnished to the Common Areas water from the City of Dallas mains for drinking, lavatory (including warm water at reasonable temperatures as reasonably determined by Landlord) and toilet purposes twenty-four (24) hours a day, seven (7) days a week, subject to the provisions of Section 5.6, below.
                                                         -----------
Tenant will not install any equipment that uses water without Landlord's prior written consent. Tenant will not waste or permit the waste of water. Landlord reserves the right to install a water meter for the Premises at Landlord's sole cost, unless such meter is installed due to excessive use by Tenant (in which case such installation shall be at Tenant's expense), and thereafter Tenant shall pay for water based upon its usage.

     5.5     Janitorial Services.  So long as Tenant is not in Default, Landlord
             -------------------
will furnish or cause to be furnished to the Premises janitorial services in accordance with the minimum building standard janitorial specifications established by Landlord and attached hereto as Exhibit "F". Tenant shall pay
                                               -----------
Landlord for services above building standard at the charge reasonably established by Landlord.

     5.6     No Liability.  Interruption or malfunction of any utility or
             ------------
telephone service is neither a breach by Landlord, nor does it cause an eviction or disturbance of Tenant, release Tenant from any obligation, or grant Tenant any right to offset or rent abatement, and neither Landlord nor Landlord's Agents are liable for damages (consequential or otherwise). Notwithstanding anything in this Lease to the contrary, in the event any interruption or reduction of any Building utility or telephone service is continuous for a period of five (5) consecutive business days, then on the sixth (6th) consecutive business day and for each day thereafter until such service is restored, Base Rent shall be abated, provided that if the interruption continues for a period of thirty (30) consecutive days, all Rent (including Base Rent) will be abated.

     5.7     Utility Deregulation.
             --------------------

     (a) Landlord has advised Tenant that presently Texas Utilities Electric Company ("Electric Service Provider") is the utility company selected by Landlord to provide electric service for the Building. Notwithstanding the foregoing, if permitted by law, Landlord has the right at any time and from time to time during the Lease Term to either reasonably contract for service from a different company or companies providing electric service (each such company is hereinafter referred to as an "Alternate Service Provider") or continue to contract for service from the Electric Service Provider.

     (b) Tenant will cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times, and, as reasonably necessary, shall allow Landlord, Electric Service Provider and any Alternate Service Provider reasonable access to the electric lines, feeders, risers, wiring, and any other machinery within the Premises.

     (c)     Except as provided in Section 5.6, Landlord is in no way liable or
                                   -----------
             responsible for any loss, damage, or expense that Tenant may sustain or incur by reason of any change, failure, interference, disruption, or defect in the supply or character of the electric energy furnished to the Premises, or if the quantity or character of the electric energy supplied by the Electric Service Provider or any Alternate Service Provider is no longer available or suitable for Tenant's requirements, and no such change, failure, defect, unavailability, or unsuitability will constitute an actual or constructive eviction, in whole or in part, entitle Tenant to any abatement or diminution of Rent, or relieve Tenant from any of its obligations under the Lease.

     5.8     Other Services.  Landlord will provide a courtesy officer for the
             --------------
Building twenty-four (24) hours a day, seven (7) days a week and controlled access to the Building after hours. In addition, Landlord will provide for operation of an elevator to the Premises on a continuous basis (subject to interruptions in service beyond Landlord's control) twenty-four (24) hours a day, seven (7) days a week.

     5.9     Landlord Repairs.  It is the obligation of Landlord (and not Tenant
             ----------------
except to the extent otherwise reimbursable as Operating Expenses), to keep, maintain and replace, if necessary as reasonably determined by Landlord, (i) the foundations, the exterior walls (including any exterior glass), the roof, roof membrane or covering, load-bearing walls, floor slabs and masonry walls and any other structural systems of the Building, (ii) the heating, ventilating and air conditioning system and the mechanical, electrical and plumbing systems, and
(iii) the Common Areas.

                                   ARTICLE VI.
                           TENANT'S CARE OF PREMISES
                           -------------------------

     6.1     Waste.  Neither Tenant nor Tenant's Agents will commit waste, and,
             -----
except to the extent Landlord is required to maintain, Tenant will keep the Premises and the fixtures therein in good repair. Tenant shall be responsible for maintenance and repair of appliances and shall pay for unstopping any drains or water closets in the Premises if such is the result of Tenant's or Tenant's agent's misuse. If: (a) Tenant fails to make repairs to the Premises required of Tenant, or (b) any act or neglect of Tenant or Tenant's Agents results in damage to the Premises or the Building, Landlord may repair such damage, and within ten
(10) days of receipt of Landlord's invoice, Tenant shall reimburse Landlord for the cost thereof (plus Landlord's overhead cost of ten percent (10%) of the cost) that is not reimbursed per insurance as set forth in Section 9.5. Neither
                                                           -----------
Tenant nor Tenant's Agents will deface or injure the Building, and Tenant will pay the cost of repairing any damage or injury done to the Building or any part thereof by Tenant or Tenant's Agents. Tenant will use reasonable efforts to cooperate and participate in any Landlord required recycling program provided however that if Tenant does not cooperate and participate in such recycling program, Tenant will not be entitled to the benefits therefrom.

     6.2     Alterations, Additions or Improvements.  Tenant may not make any
             --------------------------------------
alterations, improvements, door lock changes or other modifications to the Premises or move Tenant's furnishings, equipment or other property into or out of the Premises or Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Requests must be in writing and detailed to Landlord's reasonable satisfaction. Tenant shall give Landlord at least ten (10) days' advance notice before beginning work on any alterations to permit Landlord, if Landlord so elects, to file a Notice of Nonresponsibility or take any other action in advance of the commencement of any alterations. All alterations, additions or improvements (including, but not limited to carpets, drapes and anything secured in a manner customarily deemed to be permanent) are fixtures, not subject to attachment of a mechanic's or materialman's lien, and will become the property of Landlord and remain in the Premises at the end of the Lease Term. If Landlord shall be damaged as a result of any breach by Tenant of this covenant, Tenant agrees to pay to Landlord the amount of such damage. All alterations, additions or improvements made in or upon the Premises, either by Landlord or Tenant in order to comply with ADA and the Texas Act are Landlord's property on termination of this Lease and shall remain on the Premises without compensation to Tenant. Notwithstanding the foregoing, other than the Improvements (as defined in Exhibit "C"), Landlord has the option to require Tenant to remove any fixtures,
-----------
equipment and other improvements installed in the Premises which are not customary and usual to office use, provided however, that Landlord advises Tenant in writing at the time Tenant seeks in writing Landlord's consent to install such fixture, equipment, or other improvement that Landlord would require its removal upon termination of this Lease. If Landlord requires removal and Tenant fails to comply within ten (10) days after written notice from Landlord, Landlord may remove same at Tenant's cost, and Tenant shall pay Landlord upon demand all costs incurred by Landlord in removing the alterations, additions and improvements.

     Tenant's performance of its obligations to maintain and repair and any moving of Tenant's furnishings, equipment or other property may be conducted only by contractors and subcontractors reasonably approved in writing by Landlord. Tenant must maintain and cause such contractors and subcontractors to maintain insurance coverage against such risks, in such amounts and with such companies as Landlord reasonably requires in connection with any maintenance and repair. Such contractors and subcontractors must provide Landlord with certificates of insurance prior to commencement of work, and such certificates shall list Landlord and its asset manager, property manager, managing agent and any other designee of Landlord as additional insureds.

     6.3     No Overloading or Overcrowding.  Tenant will not overload the
             ------------------------------
floors of the Premises. Tenant shall not place a load upon the floor of the Premises exceeding the load per square foot such floor was designed to carry, as determined by Landlord or its structural engineer. Partitions shall be considered as part of the load. Landlord may prescribe the weight and position of all safes, files and heavy equipment that Tenant desires to place in the Premises, so as properly to distribute their weight. Tenant's business machines and mechanical equipment shall be installed and maintained so as not to transmit noise or vibration to the Building structure or to any other space in the Building. Tenant shall be responsible for the cost of all structural engineering required to determine structural load and all acoustical engineering required to address any noise or vibration caused by Tenant. Tenant will not office more than one employee for each 150 square feet of Net Rentable Area of the Premises.

     6.4     No Liens.  Landlord's title is and always will be paramount to the
             --------
title of Tenant, and Tenant will not do or be empowered to do any act which encumbers or may encumber Landlord's title or subjects the Premises or the Building or any part of either to any lien. Tenant must immediately remove any and all liens or encumbrances which are filed against the Premises or the Building as a result of any act or omission of Tenant or Tenant's Agents. If Tenant fails to remove any such lien within ten (10) days of receipt of notice thereof, then Landlord may, but is not obligated to, remove or bond such lien, and Tenant shall pay all costs of removal or bonding the lien, plus interest at the Default Rate, to Landlord upon demand.

     6.5     Property and Improvements at Tenant's Risk.  All personal property,
             ------------------------------------------
betterments and improvements in the Premises, the Building, parking areas or related facilities, whether owned, leased or installed by Landlord, Tenant or any other person, are at Tenant's sole risk, and neither Landlord nor Landlord's Agents will be liable for any damage thereto or loss thereof from any cause, including but not limited to theft, misappropriation, casualty, overflowing or leaking of the roof, the bursting or leaking of water, sewer or steam pipes, or from heating or plumbing fixtures, unless the result of the gross negligence or willful misconduct of Landlord or Landlord's Agents.

     6.6     Flammables, Explosives or Toxic Substances.  Except for those
             ------------------------------------------
substances customarily and typically used in offices (such as toner in copiers or cleaning agents) and which are used in accordance with all applicable laws, Tenant will not use or permit in the Premises or the Building any flammable or explosive material, toxic substances, environmentally hazardous materials (as defined below) or other items hazardous to persons or property. Tenant will not use the Premises in a manner that (a) invalidates or is in conflict with fire, insurance, life safety or other policies covering the Building or the Premises, or (b) increases the rate of fire or other insurance on the Building or the Premises. If any insurance premium is higher than it otherwise would be due to Tenant's failure to comply with this section, Tenant shall reimburse Landlord as Additional Rent, that part of Landlord's insurance premiums that are charged because of Tenant's failure.

     6.7     Hazardous Materials Defined.  "Hazardous Materials" means: (a) any
             ---------------------------
"hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. (S) 6901 et seq.) ("RCRA"), as amended from time to time, and
                         -- ---
regulations promulgated thereunder; (b) any "hazardous substance" being "released" in "reportable quantity" as such terms are defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. (S) 9601 et seq.) ("CERCLA"), as amended from time to time, and
                -- ---
regulations promulgated thereunder; (c) asbestos; (d) polychlorinated biphenyls;
(e) urea formaldehyde insulation; (f) "hazardous chemicals" or "extremely hazardous substances", in quantities sufficient to require reporting, registration, notification or special treatment or handling under the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. (S)(S) 11001, et
                                                                          --
seq.) ("EPCRA"), as amended from time to time and regulations promulgated
---
thereunder; (g) any "hazardous chemicals" in levels that would result in exposures greater than those allowed by permissible exposure limits established pursuant to the Occupational Safety and Health Act of 1970 (29 U.S.C. (S) 651 et
                                                                              --
seq.) ("OSHA"), as amended from time to time and regulations promulgated
---
thereunder; (h) any substance which requires reporting, registration, notification, removal, abatement or special treatment, storage, handling or disposal under Section 6, 7 or 8 of the Toxic Substances Control Act (15 U.S.C.
(S)(S) 2601 et seq.) ("TSCA") as amended from time to time and regulations
            -- ---
promulgated thereunder; (i) any toxic or hazardous chemicals described in the Occupational Safety and Health Standards (29 C.F.R. 1910.1000-1047) in levels which would result in exposures greater than those allowed by the permissible exposure limits pursuant to such regulations; (j) the contents of any storage tanks, whether above or below ground; (k) medical wastes; (l) materials related to those described in subparagraphs (a) through (k) hereof; and (m) anything defined as hazardous or toxic under any now existing or hereinafter enacted statute.

     6.8     Environmental Regulations Defined.  "Environmental Regulations"
             ---------------------------------
means any law, statute, regulation, order or rule now or hereafter promulgated by any Governmental Authority, whether local, state or federal, relating to air pollution, water pollution, noise control or transporting, storing, handling, discharge, disposal or recovery of on-site or off-site hazardous substances or materials, as same may be amended from time to time, including without limitation, the following: (a) the Clean Air Act (42 U.S.C. (S)(S) 7401 et
                                                                        --
seq.); (b) Marine Protection, Research and Sanctuaries Act (33 U.S.C. (S)(S)
---
1401-1445); (c) the Clean Water Act (33 U.S.C. (S)(S) 1251 et seq.); (d) RCRA,
                                                          -- ---
as amended by the Hazardous and Solid Waste Amendments of 1984 (42 U.S.C. (S) 6901 et seq.); (e) CERCLA, as amended by the Superfund Amendments and
     -- ---
Reauthorization Act of 1986 (42 U.S.C. (S)(S) 9601 et seq.); (f) TSCA; (g) the
                                                   -- ---
Federal Insecticide, Fungicide and Rodenticide Act, as amended (7 U.S.C. (S)(S) 136 et seq.); (h) the Safe Drinking Water Act (42 U.S.C. (S)(S) 300(f) et seq.);
    -- ---                                                            -- ---
(i) OSHA; (j) the Hazardous Liquid Pipeline Safety Act (49 U.S.C. (S)(S) 2001 et
                                                                              --
seq.); (k) the Hazardous Materials Transportation Act (49 U.S.C. (S)(S) 1801 et
---                                                                          --

seq.); (l) the Noise Control Act of 1972 (42 U.S.C. (S)(S) 4901 et seq.); (m)
---                                                             -- ---
EPCRA; and (n) National Environmental Policy Act (42 U.S.C. (S)(S) 4321-4347); and (o) Medical Waste Tracking Act of 1988 (42 U.S.C. (S) 6992).

     6.9     Compliance; Environmental Compliance.  Tenant will observe and
             ------------------------------------
comply promptly with all present and future legal requirements of governmental authorities and insurance requirements relating to or affecting the Premises, any Tenant sign, or the use and occupancy of the Premises or incident to Tenant's occupancy of the Building and its use thereof. Notwithstanding anything to the contrary, Landlord will conform any items in the Premises that are not a part of the Improvements (such as, for example, the restrooms) which are found to have not been in compliance with all legal requirements of governmental authorities (including the ADA or the Texas Act) prior to the Commencement Date and which are required to be corrected by appropriate governmental authorities. Nothing contained in this Lease is intended to prevent or prohibit compliance by either party with ADA or the Texas Act, nor is any provision of this Lease intended to violate ADA, and any provision that does so is hereby modified to allow compliance or deleted as necessary. At its expense, Tenant will comply with all requirements of ADA and the Texas Act with regard to all aspects of the Improvements, including but not limited to the design and installation of improvements to the Premises required as the Improvements. Tenant indemnifies Landlord, Landlord's Agents, its affiliates, agents, officers, employees and contractors, for all costs, liabilities and causes of action occurring or arising as a result of Tenant's failure to comply with ADA and the Texas Act or as a result of any violation of ADA or the Texas Act by Tenant or Tenant's Agents, and, at Landlord's option, Tenant will defend Landlord, Landlord's Agents, its affiliates, agents, officers, employees and contractors, against all such costs, liabilities and causes of action. Tenant will not use or permit the Premises to be used in violation of any Environmental Regulations. Tenant assumes sole and full responsibility for, and will remedy at its cost, all such violations, provided that Tenant must first obtain Landlord's written approval of any remedial actions, which approval Landlord may not unreasonably withhold. Except for those substances customarily and typically used in offices (such as toner in copiers or cleaning agents) and which are used in accordance with all applicable laws, Tenant will not use, generate, release, store, treat, dispose of, or otherwise deposit, in, on, under or about the Premises, any Hazardous Materials, nor will Tenant permit or allow any third party to do so, without Landlord's prior written consent. Landlord's election to conduct inspections of the Premises is not approval of Tenant's use of the Premises or any activities conducted thereon, and is not an assumption by Landlord of any responsibility regarding Tenant's use of the Premises or Hazardous Materials. Tenant's compliance with the terms of this Section 6.9 and with all Environmental
                                  -----------
Regulations is at Tenant's sole cost. So long as Landlord has reasonable cause or is required to do so, Tenant will pay or reimburse Landlord for any costs or expenses reasonably incurred by Landlord, including reasonable attorney's, engineers', consultants' and other experts' fees and disbursements incurred or payable to determine, review, approve, consent to or monitor the requirements for compliance with Environmental Regulations, including, without limitation, above and below ground testing. Landlord and Landlord's Agents are hereby authorized to enter upon the Premises for such purposes. Tenant will supply Landlord with historical and operational information regarding Tenant's use of the Premises, including without limitation, all reports required to be filed with governmental agencies, as may be reasonably requested by Landlord to facilitate site assessment, and will make available for meetings with Landlord or Landlord's Agents, appropriate personnel having knowledge of such matters. If Tenant fails to comply with the provisions of this Section 6.9, or if Landlord
                                                   -----------
receives notice or information asserting the existence of any Hazardous Materials, Landlord has the right, but not the obligation, without in any way limiting Landlord's other rights and remedies, to enter upon the Premises or to take such other actions Landlord deems necessary or advisable to clean up, remove, resolve, or minimize the impact of any Hazardous Materials on or affecting the Premises. Tenant shall pay to Landlord on demand as Additional Rent all reasonable costs and expenses paid or incurred by Landlord in the exercise of any such rights. Tenant will notify Landlord in writing, immediately upon the discovery, notice (from a governmental authority or other entity) or reasonable grounds to suspect, by Tenant, Tenant's Agents, its successors or assigns the presence in the Premises or the Building of any Hazardous Materials or conditions that result in a violation of or could reasonably be expected to violate this Section 6.9, together with a full description thereof. Subject to
             -----------
the timeframe provided in Section 11(a)(ii), breach of this Section 6.9 is a
                          -----------------                ------------
Default under this Lease. Notwithstanding anything contained in this paragraph to the contrary, Tenant will not be responsible for removal or for any other costs associated with the existence of Hazardous Materials which Tenant can prove existed in the Premises or elsewhere in the Building prior to the Commencement Date.

     6.10    Termination and Surrender.  Upon termination of this Lease, Tenant
             -------------------------
must: (a) surrender any keys, electronic ID cards, and other access devices to Landlord at the place then fixed for the payment of rent, (b) remove all Tenant's property from the Premises, (c) surrender the Premises in "broom clean" condition, (d) except for reasonable wear and tear resulting from normal use or, if a casualty occurred, surrender the Premises and fixtures in the condition in which Tenant received them, and (e) deliver the Premises to Landlord free of any and all Hazardous Materials (except as noted to the contrary in Section 6.9,
                                                                -----------
with respect to pre-existing conditions) so that the condition of the Premises conforms with all applicable Environmental Regulations.

                                  ARTICLE VII.
                     TRANSFER OF INTEREST; PRIORITY OF LIEN
                     --------------------------------------

     7.1     Assignment and Sublease.
             -----------------------

     (a) Without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed, Tenant will not voluntarily or involuntarily assign, mortgage or pledge this Lease, sublet any part of the Premises or permit use or occupancy of any portion of the Premises by anyone other than Tenant. Tenant may not advertise the Premises for sublease or assignment at a rate lower than that then being charged by Landlord for space in the Building, and may not sublease or assign to anyone who is a current tenant of the Building but Tenant may list same with a broker, may advertise in writing without a rate and reveal a lower rate verbally upon inquiry and may assign or sublease at a lower rate. If Landlord consents to an assignment or sublease, Landlord will document its consent, but any request for consent to a sublease must be accompanied by a true and complete copy of the sublease Tenant proposes to execute. Tenant shall pay expenses and reasonable attorney's fees Landlord incurs in processing and documenting any request of Tenant for such consent, such expenses and fees not expected to exceed One Thousand Five Hundred and No/100 Dollars ($1,500.00) per request. No assignment or subletting, whether in violation hereof, approved by Landlord or permitted under this
             Article VII relieves Tenant from liability or the obligation to
             -----------
             comply with the provisions of this Lease. Landlord's consent to an assignment or sublease is not consent to any other assignment or sublease.

     (b) Except for a corporation, of which all the outstanding shares of stock regularly entitled to vote for the election of directors of the corporation, are listed on a national securities exchange (as defined in the Securities Exchange Act of 1934, as amended), if Tenant is a corporation, the voluntary or involuntary transfer by the person or entity that owns a majority of such corporation's shares (determined in accordance with the principles set forth in Section 544 of the Internal Revenue Code of 1986) on the date of this Lease, or, if Tenant is a partnership, the voluntary or involuntary transfer by a person or entity that owns a general partner's interests on the date of this Lease, is an assignment of this Lease for which Landlord's prior written consent is required. Any such transfer without such consent gives Landlord the right to terminate this Lease by notice to Tenant within ninety (90) days after Landlord discovery thereof.

     (d)     Notwithstanding Section 7.1 (a) or 7.1 (b) above, Tenant may assign
                             -------------------------
             or sublease this Lease, upon written notice to Landlord but without obtaining Landlord's consent, (i) to any person or entities that controls, is controlled by, or is under common control with Tenant,
             (ii) to the surviving corporation or other entity in a merger, consolidation, or other reorganization involving Tenant, (iii) if subleasing twenty-five percent (25%) or less of the total Net Rentable Area of the Premises (but excluding any assignment) to any entity in which Tenant, or an affiliate of Tenant has a minimum twenty percent (20%) ownership interest (but less than control), or
             (iv) the purchaser of all or substantially all of Tenant's assets, provided that such assignee or subtenant, if acquiring all or substantially all of Tenant's assets or stock, has a net worth equal to or greater than Tenant (any of the foregoing being hereinafter referred to as a "Permitted Assignment").

     7.2     Right of First Refusal.  Except for Permitted Assignment, if Tenant
             ----------------------
is a corporation, or a proposed assignment or sublease to a general partner (or a general partner's immediate family members) of Tenant if Tenant is a partnership, or to members of Tenant's immediate family if Tenant is an individual, Tenant's request for consent to assignment, sale or other transfer of this Lease or sublease of any portion of the Premises gives Landlord the right of first refusal to purchase Tenant's interest in this Lease and such portion of the Premises on the same terms and conditions as the proposed assignment or sublease. Tenant's consent request must set forth the name and address of the prospective assignee and the price and other terms of the proposed assignment or sublease. Landlord has the prior right (to be exercised by written notice to Tenant not later than fifteen (15) days after receipt of Tenant's request) to purchase Tenant's interest at the price and on the terms and conditions contained in the proposed assignment or sublease. Landlord's failure to exercise its right of first refusal is not consent to the proposed assignment or sublease.

     7.3     Subordination.  This Lease (including all rights of Tenant
             -------------
hereunder) is subject and subordinate to: (a) any ground lease or underlying lease (each a "Ground Lease") now or hereafter affecting the Land or the Building, (b) any mortgage, deed of trust or other indenture (each a "Mortgage") now or hereafter affecting any Ground Lease or Land, and all renewals, replacements and extensions thereof, and (c) all advances and interest under any Mortgage. Landlord will use reasonable efforts to attempt to obtain a nondisturbance agreement with the present and any future holders of any Ground Leases or Mortgages, but failure to obtain same is not a default under this Lease. This section is self-operative and no further instrument is required; nevertheless, Tenant agrees to execute within twenty (20) days of Landlord's written request, any documents required by any Mortgage holder or ground lessor to evidence such subordination. Upon termination of this Lease through foreclosure of any Mortgage (or deed in lieu thereof) or if the Ground Lease is terminated, Tenant will attorn to and accept the purchaser at the foreclosure sale (or the transferee under the deed in lieu) or ground lessor as Landlord under this Lease and, upon demand, enter into a new lease agreement with such purchaser, transferee or ground lessor for the unexpired term of this Lease at the same Rent and under the same provisions of this Lease. This Lease is subject and subordinate to any covenants, conditions and restrictions of record on the date of this Lease, as well as any regulations, laws and ordinances to which the Building and Land are subject to, and to the rights of the owners of the Land and the Building as otherwise provided in this Lease.

     7.4 Landlord hereby waives all statutory and constitutional landlord's liens and similar liens.

                                  ARTICLE VIII.
                     DAMAGE AND DESTRUCTION; EMINENT DOMAIN
                     --------------------------------------

     8.1 Damage and Destruction. If the Building is totally destroyed by
         ----------------------
fire, tornado or other casualty or if the Premises or the Building is so damaged that rebuilding or repairs cannot be completed within ninety (90) days after the date of such damage, Landlord may at its option terminate this Lease, and Rent will abate for the unexpired portion of the Lease Term effective as of the date of such damage, provided however, that if such rebuilding or repairs cannot be completed within two hundred and forty (240)days after the date of such damage, Tenant may terminate this Lease upon written notice to Landlord. Landlord agrees to obtain from Landlord's architect, an estimate of the time to rebuild, taking in to account insurance, permits, availability of materials and labor and related matters, within thirty (30) days of the date of the casualty. If neither Landlord nor Tenant elect to terminate this Lease, within sixty (60) days after the date of such damage, Landlord will commence to rebuild or repair the Building and the Premises and will proceed with reasonable diligence to restore the Building and Premises to substantially the same condition that existed immediately prior to the casualty; provided, however, Landlord will not rebuild, repair or replace Tenant's furniture, fixtures, equipment or the Improvements which, for the purposes of this section, Tenant has been deemed to have paid for at its expense, and Tenant, at its sole expense, will restore the foregoing to substantially the same condition that existed immediately prior to the casualty. Landlord will allow Tenant a fair diminution of Rent during the time and to the extent that the Premises are unfit for Tenant's use in the ordinary conduct of Tenant's business, which abatement will continue only until the earlier of (a) sixty (60) days following the completion of Landlord's restoration of the Building and Premises as herein provided or (b) the completion of Tenant's repairs. Any insurance carried by Landlord or Tenant against loss or damage to the Building or to the Premises is for the sole benefit of the party carrying such insurance and under its sole control, and Landlord's obligation to rebuild or restore hereunder is limited to the extent of recoverable insurance proceeds available therefor. If any mortgagee under a deed of trust, security agreement or mortgage on the Building requires the insurance proceeds to be used to retire debt,

Landlord will have no obligation to rebuild, and this Lease will terminate upon notice to Tenant.

     8.2     Eminent Domain.  If the whole Premises are taken or condemned, or
             --------------
purchased in lieu thereof, by any government authority for any public or quasi-public use or purpose, then, this Lease will terminate from the time when the possession is required for such use or purpose. The Rent will be apportioned to the date when the possession is required. If a part of the Premises are taken, Landlord will notify Tenant in writing, and Tenant will have the option to cancel this Lease, by giving Landlord written notice within twenty (20) days after receipt of such notice from Landlord; provided Tenant cannot suitably use the balance of the Premises for its purposes. If Tenant exercises said option, then cancellation will be effective and the Rent will be apportioned to the date when the possession is required. If Tenant is not entitled to cancel the Lease or, if it is entitled to do so, but does not exercise its option, as of the date when possession is required, the Rent will be reduced in the proportion that the Net Rentable Area contained in the remaining Premises bears to the Net Rentable Area contained in the Premises before the taking. Any award of proceeds resulting from a condemnation or sale in lieu thereof of the whole or part of the Premises will belong solely to Landlord and Tenant hereby waives any right to make any claim therefor as the result of this Lease. Provided, however, that Landlord is not entitled to any award specifically made to Tenant for relocation expenses and the taking of Tenant's fixtures, furniture or leasehold improvements (exclusive of that portion paid for by Landlord), less depreciation computed from the date of said improvements to the expiration of the original term of this Lease.

                                   ARTICLE IX.
                     LIABILITY; INDEMNIFICATION; INSURANCE
                     -------------------------------------

     9.1     Waiver of Claims.  To the extent permitted by law, Landlord will
             ----------------
not be liable for, and Tenant releases Landlord and Landlord's Agents from, and waives all claims for damage to person or property Tenant or any occupant of the Building or Premises sustains resulting from: (a) any part of the Building or Premises or any equipment or appurtenances becoming out of repair, or (b) any accident in or about the Building, or (c) directly or indirectly any act or neglect of Tenant, Tenant's Agents, any occupant of the Building or of any other person, including Landlord and Landlord's Agents. Subject to the foregoing sentence and subject to Section 6.5, in any event, the liability of Landlord and
                        -----------
Landlord's Agents for any injury, loss or damage to any person or property on or about the Premises, will be limited to those directly and solely caused by the gross negligence or willful misconduct of Landlord or Landlord's Agents.

     9.2     Indemnification.  Tenant indemnifies Landlord and Landlord's Agents
             ---------------
from any loss, cost or expense: (a) due to injury to or destruction of life or property directly or indirectly arising out of Tenant's use and occupancy of the Building, or (b) due to damage to or destruction of the Building structure, or any part thereof, or of any abutting real property caused by or attributable to the act, omission or negligence of Tenant or Tenant's Agents, or (c) caused by or attributable to Tenant's failure to perform its obligations under this Lease. If Tenant fails to employ counsel reasonably satisfactory to Landlord, Landlord may, at its option, retain its own counsel at the expense of Tenant, to prosecute, negotiate and defend any such claim, action or cause of action. Landlord has the right to compromise or settle any such claim, action or cause of action without admitting liability and without Tenant's consent, provided that Landlord will have no such right if Tenant can prove to Landlord's reasonable satisfaction that Tenant has insurance coverage and a net worth equal to or greater than the amount in controversy or potential liability in question. Tenant shall pay any indebtedness arising under said indemnity to Landlord together with interest thereon at the Default Rate, from the date such indebtedness arises until paid. Tenant's indemnity of Landlord and Landlord's Agents survives termination of this Lease.

     9.3     Insurance Requirements:
             ----------------------

     (a) Tenant will provide and maintain a Commercial General Liability Policy of insurance (occurrence form) with respect to the Premises with a minimum per occurrence coverage limit of One Million and No/100 Dollars ($1,000,000.00), with a minimum General Aggregate of Two Million and No/100 Dollars ($2,000,000.00), including bodily injury, property damage, personal and advertising injury, and products and completed operations (when and where applicable), and with deductible or self-insured retention, if any, not to exceed Five Thousand and No/100 Dollars ($5,000.00) per occurrence without Landlord's approval. Such policies shall name Landlord, Landlord's managing agent, and any designee of Landlord as additional insureds. Such policies will protect Landlord, Landlord's Agents, and any designee of Landlord against any liability which arises from any occurrence on or about the Premises or which results in any Claims. The coverage of such policy will extend beyond the Premises to portions of the Common Area which Tenant or Tenant's Agents use from time to time for promotional or other exclusive uses.

     (b) If it becomes customary for a significant number of tenants of office buildings of similar size in the area in which the Building is located to be required to provide liability insurance policies with limits higher than the foregoing limits, within thirty (30) days after Landlord's request therefor Tenant will provide Landlord with an insurance policy whose limits are not less than the then customary limits.

     (c) Tenant shall provide and maintain at Tenant's own expense "All Risk" property coverage (including coverage against wind, tornado, hurricane, vandalism, malicious mischief, water damage and sprinkler leakage) covering all Improvements to the Premises. In addition to the noted Improvements to the Premises, coverage will include stock in trade, fixtures, furniture, furnishings, removable floor covering, equipment, signs and all other decorations and personality in the Premises for one hundred (100%) of their total replacement cost.

     (d) Tenant will also carry adequate worker's compensation insurance (or such equivalent allowed by law) in no less than statutorily required amounts, covering its employees in the Premises containing a waiver of subrogation in favor of Landlord, Landlord's Agents and any designee of Landlord, and Tenant hereby indemnifies, agrees to hold harmless, and at Landlord's option defend, Landlord, Landlord's Agents and any designee of Landlord from and against all claims arising out of any loss suffered by any of Tenant's Agents at the Building which would have been or is covered by an appropriate worker's compensation insurance policy.

     (e) Landlord will carry property insurance on the Building for the full replacement costs and any successor or assign of Landlord will carry property insurance on the Building that, at a minimum, meets the requirements of at least eighty percent (80%) of the replacement costs, per co-insurance requirements.

     9.4     General Provisions with Respect to Tenant's Insurance:
             -----------------------------------------------------

     (a) On or before Tenant or Tenant's Agents enter the Premises for any reason, and again before any insurance policy expires, Tenant will deliver to Landlord an original certificate of insurance. Any insurance required to be carried under this Lease may be carried under a blanket policy covering the Premises and other locations of Tenant.

     (b) All insurance policies required to be carried under this Lease by or on behalf of Tenant will provide (and any certificate evidencing the existence of any insurance policies, will certify) that unless Landlord is given ten (10) days' written notice: (i) the insurance will not be canceled, and (ii) no material change may be made in the insurance policies.

     (c) If Tenant fails to comply with any of the Insurance Requirements stated in this Lease, Landlord may obtain such insurance and keep the same in effect and Tenant shall pay to Landlord the premium cost thereof upon demand.

     (d) All policies of insurance required to be carried by the Tenant under this Lease shall (i) be written with a solvent insurance company, duly licensed in the State of Texas, and having a "General Policyholders Rating" of at least A, VII, as set forth in the most current issue of "Best's Insurance Guide", and
             (ii) contain a provision stating that the insurance maintained by the Tenant hereunder shall be primary and non-contributing with other insurance available to, or carried by the Landlord. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstances Landlord's policy will simply be excess over Tenant's policy.

     9.5     Waiver of Subrogation.  Each party hereby waives every right or
             ---------------------
cause of action for the events which occur or accrue during the Lease Term for any and all loss of, or damage to, any of its property (whether or not such loss or damage is caused by the fault or negligence of the other party or anyone for whom said other party may be responsible), which loss or damage is covered by valid and collectible fire, extended coverage, "All Risk" or similar policies covering real property, personal property or business interruption insurance policies, to the extent that such loss or damage is recovered under said insurance policies. Said waivers are in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. Each party will give its insurance carrier written notice of the terms of such mutual waiver, and the insurance policies will be properly endorsed, if necessary, to prevent the invalidation of coverage by reason of said waiver.

                                   ARTICLE X.
                             ACCESS TO THE PREMISES
                             ----------------------

     10.1    Access to the Premises.  Upon prior notice as is reasonable under
             ----------------------
the circumstances, Landlord and Landlord's Agents have the right to enter the Premises at all reasonable times to examine the same and to show them to prospective purchasers, mortgagees, lessees or tenants of Landlord (provided however Landlord and Landlord's agents may show the Premises to such lessees or tenants during the last twelve (12) months of the Lease Term only), or to public officials lawfully having an interest therein, or to make such decorations, repairs, alterations, improvements or additions as Landlord may reasonably deem necessary or desirable or to close entrances, doors, corridors, elevators or other facilities. Landlord, Tenant and all other tenants in the Building have a revocable license to use all common public areas of the Building, provided that
(a) Landlord has the right to regulate and control such access and the days and hours of access, and (b) if the amount of such areas is diminished, neither Landlord nor Landlord's Agents shall be subject to any liability nor shall Tenant be entitled to any compensation or abatement of Rent, nor will such diminution of such areas be constructive or actual eviction, provided however, Landlord shall always maintain reasonable access to the Premises, subject to emergency situations and circumstances beyond Landlord's control. Landlord shall use reasonable efforts to minimize interference with Tenant's business by reason of Landlord or Landlord's agents entry upon the Premises. To the extent Landlord, pursuant to this Section 10.1, excludes Tenant from all or a portion
                           ------------
of the Premises or Tenant's ability to conduct business from all or such portion of the Premises is materially affected during normal business hours for a period in excess of one (1) business day (every six (6) months) except in emergency situations and circumstances beyond Landlord's control, there will be an abatement of Base Rent in proportion to the number of square feet of Net Rentable Area in the Premises so affected. Notwithstanding the foregoing, this
Section 10.1 is not intended to and does not supercede Section 8.1 of this
------------                                           -----------
Lease.

                                   ARTICLE XI.
                     FAILURE TO PERFORM, DEFAULTS, REMEDIES
                     --------------------------------------

     11.1    Defaults.
             --------

     (a) Each of the following is a "Default" (herein so called) by Tenant under this Lease:

             (i) Tenant fails to pay any installment of Rent or other amount due hereunder and such failure continues for a period of five (5) days after written notice to Tenant.

                     If two (2) such failures occur in any calendar year, Tenant is not entitled to any notice of any subsequent failure, and any such subsequent failure to pay when due is an immediate Default without notice if such failure continues after the passage of five (5) days from the date when due.

             (ii) Tenant fails to comply with any provision of this Lease (including the Rules and Regulations), other than the payment of Rent, and does not cure such failure within fifteen (15) days after written notice to Tenant within fifteen (15) after written notice to Tenant, provided however, if Tenant is in the process of curing a failure which cannot be cured within fifteen (15) days, Tenant shall be entitled to a reasonable time to complete the curing of such failure.

             (iii) The filing or execution or occurrence of: a petition in bankruptcy or other insolvency proceeding by or against Tenant or any guarantor of Tenant's obligations; an assignment for the benefit of creditors; a petition or other proceeding by or against Tenant or any guarantor of Tenant's obligations for the appointment of a trustee, receiver or liquidator of Tenant or any guarantor of Tenant's obligations or any of Tenant's or such guarantor's property; or a proceeding by any governmental authority for the dissolution or liquidation of Tenant or any guarantor of Tenant's obligations.

             (iv) Tenant abandons or vacates any substantial portion of the Premises and fails to pay any portion of Rent in accordance with Section 11.1(a)(i).
                          ------------------

             (v) Tenant defaults under any other lease with Landlord, now existing or hereafter entered into.

     (b) If a Default occurs, Landlord may give to Tenant a notice of intention to terminate Tenant's right to possession of the Premises at the expiration of five (5) days from the date of service of the notice. At the expiration of the five (5) days, Tenant's right to possession of the Premises will expire and all of the right title and interest of Tenant to possession of the Premises will end. Tenant's liability under all of the provisions of this Lease will continue notwithstanding any expiration and surrender, and notwithstanding any re-entry, repossession or dispossession under the terms of this Lease. Further, Tenant shall pay any legal fees and costs and expenses incurred by Landlord as a result of Tenant's Default to Landlord upon demand.

     11.2    Remedies.  Without any notice or demand except as elsewhere
             --------
provided in this Lease (Tenant hereby waiving notice to quit) if a Default occurs, Landlord has the option to pursue any one or more of the following remedies, together with any other remedies available to Landlord at law or in equity:

     (a) Change the locks of the Premises without Tenant's consent. Landlord will post a notice on the door of the Premises informing Tenant where a new key may be obtained. However, Landlord is under no obligation to furnish Tenant with a new key for the Premises unless and until Tenant has cured the Default. Tenant waives any and all duties and/or liabilities imposed upon Landlord by Section 93.002 of the Texas Property Code.

     (b) Upon written notice to Tenant, terminate Tenant's right to possession of the Premises, in which event Tenant will immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy for possession or arrearages in Rent, enter upon and take possession and expel or remove Tenant and any other person who may be occupying any portion of the Premises, by legal force if necessary, without being liable for prosecution or any claim of damages therefor. Tenant shall pay to Landlord on demand all of Landlord's damages due to such termination, and Tenant shall immediately become liable to Landlord for the amount by which the Rent and all other charges that would be payable by Tenant during the unexpired balance of the Lease Term exceeds the fair market value as of the time of the Default of the Premises for such balance of the Lease Term, both discounted at the rate of ten percent (10%) per annum to the then present value, plus the cost of recovering, reasonable remodeling and reletting the Premises and all unpaid Rent through the date of such termination.

     (c) Upon written notice to Tenant, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying any portion of the Premises, by legal force if necessary, without being liable for prosecution or any claim for damages therefor. Landlord is under no obligation to, but may relet the Premises and receive the rent therefor under terms and conditions acceptable to Landlord in its sole discretion and judgment. Tenant shall pay to Landlord within ten (10) days after written notice by Landlord, as liquidated damages, sums equivalent to the monthly Rent reserved hereunder less the avails of reletting, if any. Tenant shall also pay within ten (10) days after written notice, any additional amounts expended or incurred by Landlord including but not limited to reasonable amounts expended in renovating, repairing and altering the Premises for a new tenant, including leasing commissions and inducements reasonably necessary to relet the Premises. Notwithstanding any reletting hereunder, Landlord has the right, at its option, to terminate the Lease.

     (d) Enter upon the Premises, by legal force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant shall reimburse Landlord, on demand, as Additional Rent, for any expenses Landlord incurs. Neither Landlord nor Landlord's Agents will be liable for any damages to Tenant or Tenant's Agents due to such action, whether caused by the negligence of Landlord or Landlord's Agents or otherwise.

     (e) Cure the Default at the expense of Tenant, and Tenant shall reimburse Landlord for any amount expended by Landlord in connection with the cure, plus interest at the Default Rate.

     After prior written notice to Tenant providing for a reasonable time for Tenant to remove such property, Landlord may remove and store in any warehouse, at Tenant's cost, or, in Landlord's sole discretion, Landlord may deem abandoned by Tenant and dispose of accordingly any property belonging to Tenant, or otherwise found upon the Premises at the time of re-entry, termination of this Lease or termination of Tenant's right to the Premises. Pursuit of any of the foregoing remedies is not a forfeiture or waiver of any Rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the provisions herein contained. Tenant shall pay all Rent and Additional Rent to Landlord without any set-off or counterclaim except as otherwise provided in this Lease.

     The foregoing rights and remedies are cumulative and in addition to any other rights granted to Landlord by law, and the exercise of any of them is not an election excluding the exercise by Landlord at any time of a different or inconsistent remedy. The failure of Landlord at any time to exercise any right or remedy is not a waiver of its right to exercise such right or remedy at any other future time. FURTHER, TENANT WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION CONCERNING THIS LEASE.

     11.3    Deficiency.  If Tenant's right to possession of the Premises is
             ----------
terminated under Subsection 11.1(b), Tenant will remain liable (in addition to
                 ------------------
accrued liabilities) to the extent legally permissible for the Rent as defined in Section 4.5 and all other charges Tenant would have been required to pay
   -----------
until the date this Lease would have expired had such cancellation not occurred. Landlord has the right, at its option, to recover sums due hereunder through litigation or otherwise from time to time on one or more occasions without being obligated to wait until the expiration of the Lease Term before filing suit. If Landlord elects to terminate this Lease, it may treat the Default as an entire breach of this Lease and Tenant immediately shall become liable to Landlord for damages for the entire breach in an amount equal to the amount by which (i) the Rent ( including any increase and estimated increase in Operating

Expenses which would be payable by Tenant during the unexpired balance of the Lease Term and all other payments due for the balance of the Lease Term) is in excess of (ii) the fair market rental value of the Premises for the balance of the Lease Term as of the time of Default, both discounted at the rate of ten percent (10%) per annum to the then present value, plus the cost of recovering, reasonable remodeling and reletting the Premises, and all unpaid Rent due through the date of such termination. Tenant shall pay all attorney's fees, costs and expenses incurred by Landlord under this Section 11.3.
                                                   ------------

     11.4    Breach by Tenant.  IN THE EVENT OF ANY BREACH OR THREATENED BREACH
             ----------------
BY TENANT OR TENANT'S AGENTS OF ANY COVENANTS, AGREEMENTS, TERMS OR CONDITIONS IN THIS LEASE, LANDLORD IS ENTITLED TO ENJOIN SUCH BREACH OR THREATENED BREACH AND, IN ADDITION TO THE RIGHTS AND REMEDIES PROVIDED HEREUNDER, WILL HAVE ANY OTHER RIGHT OR REMEDY ALLOWED AT LAW OR EQUITY, BY STATUTE OR OTHERWISE. THE PROVISIONS OF THIS ARTICLE WILL BE CONSTRUED CONSISTENT WITH TEXAS LAW, SO THAT REMEDIES OF LANDLORD HEREIN DESCRIBED ARE AVAILABLE TO LANDLORD TO THE FULL EXTENT BUT ONLY TO THE EXTENT THAT THEY ARE NOT INVALID OR UNENFORCEABLE UNDER TEXAS LAW.

     11.5    Payments.  Except as elsewhere provided herein, all amounts Tenant
             --------
owes to Landlord are due within five (5) days from the date that Landlord renders a statement therefor. If any payment of Base Rent or any other sum due from Tenant to Landlord under this Lease is not received within five (5) days of when due, Tenant shall pay to Landlord on demand a late charge of One Hundred and No/100 Dollars ($100.00) plus Ten and No/100 Dollars ($10.00) for each day elapsing thereafter prior to Landlord's receipt of such payment up to a total of ten (10) days to cover Landlord's cost for administration fees and expenses incurred in conjunction with the collection of late payments. All amounts (including Rent) not paid when due will bear interest from the date originally due until the date fully paid at the lesser of (i) fifteen percent (15%) per annum or (ii) the highest lawful rate (the "Default Rate Time is of the essence in Tenant's payment of Rent and Tenant's performance of every provision of this Lease.

                                  ARTICLE XII.
       QUIET ENJOYMENT; RESERVATIONS BY LANDLORD; NO CONSTRUCTIVE EVICTION
       -------------------------------------------------------------------

     12.1    Quiet Enjoyment.  So long as Tenant is not in Default, Tenant will
             ---------------
have peaceful and quiet possession of the Premises against all parties claiming adversely thereto.

     12.2    Reservations by Landlord.  Subject to the other provisions of this
             ------------------------
Lease and, in addition to other rights conferred by this Lease or by law, Landlord reserves the right, to be exercised in Landlord's sole reasonable discretion, to: (a) change the name of the Building; (b) change entrances and exits to the Building and to the parking lot adjacent to the Building; (c) install and maintain a sign or signs on the exterior or interior of the Building; (d) change the street address of the Building; (e) designate all reasonable sources furnishing signs, sign painting and lettering; (f) take all measures as may be necessary or desirable for the safety and protection of the Premises or of the Building; (g) sell or mortgage the Building and assign this Lease in connection therewith; (h) have pass keys to the Premises; (i) repair, alter, add to, improve, build additional stories on, or build adjacent to the Building; (j) run necessary pipes, conduits and ducts through the ceiling of the Premises; (k) carry on any work, repairs, alterations or improvements in, on or about the Building or in the vicinity thereof and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Building; (l) interrupt or temporarily suspend Building services and facilities during times other than normal business hours, except in the case of an emergency or in circumstances beyond Landlord's control (in which cases Landlord may interrupt or temporarily suspend such services and facilities during normal business hours); (m) as directed by a government entity, change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building; and (n) grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein. Subject to the other provisions of this Lease, Tenant hereby waives any claim to damage or inconvenience caused by such work. This paragraph is not to be construed to diminish the obligations of Tenant provided herein, nor to create or increase any obligation on the part of Landlord with respect to repairs or improvements. Subject to the other provisions of this Lease, neither Landlord nor Landlord's Agents will be liable to Tenant or Tenant's Agents for any inconvenience, interference, annoyance, loss or damage resulting from work done in or upon the Premises or any portion of the Building or adjacent grounds.

     12.3    No Constructive Eviction.  No act or failure to act by Landlord or
             ------------------------
Landlord's Agents during the Lease Term to enforce the terms of this Lease, or the Rules and Regulations, will constitute an eviction or acceptance of surrender of the Premises. No agreement to accept surrender of the Premises is valid unless in writing signed by Landlord, and no employee of Landlord or Landlord's Agents has any power to accept such surrender prior to the termination of the Lease. Tenant's delivery of keys to any employee of Landlord or Landlord's Agents is not a termination of the Lease or a surrender of the Premises.

                                  ARTICLE XIII.
                             RULES AND REGULATIONS
                             ---------------------

     13.1    Rules and Regulations.  Tenant must observe and abide by them and
             ---------------------
by such other and further reasonable Rules and Regulations as Landlord may prescribe which, in its judgment, are needed for the reputation, safety, care or cleanliness of the Building or Premises, or the operations and maintenance thereof and the equipment therein, or for the comfort of Tenant and the other tenants of the Building provided that Landlord shall not make a rule or regulation that unreasonably interferes with Tenant's rights under this Lease. Landlord has the right to change or waive (with respect to any tenant) any of the Rules and Regulations. Tenant's continued breach of any of the Rules and Regulations after prior written notice that such breach and failure to cure such breach within fifteen (15) days after notice thereof may, at Landlord's option, constitute a Default hereunder. Neither Landlord nor Landlord's Agents is liable to Tenant or Tenant's Agents for failure to enforce or for violation of any of the Rules and Regulations or the breach of any provision in any lease by any other tenant in the Building.

                                  ARTICLE XIV.
                                 COMMUNICATIONS
                                 --------------

     14.1    Communications:  No notice, request, consent, approval, waiver or
             --------------
other communication under this Lease is effective unless the same is in writing and is hand delivered, sent via nationally recognized overnight courier or mailed by registered or certified mail, postage prepaid, return receipt requested or sent via facsimile (with electronic or telephonic verification of receipt and copy by regular mail, certified mail or overnight courier) addressed as follows:

     (a) If intended for Landlord, a communication is effective if mailed to the address designated as Landlord's Notice Address in Section 14.2
                                                                    ------------
             or to such other address as Landlord designates by giving notice to Tenant (or sent via facsimile to the facsimile number with verification as provided above), with a copy to the address designated as Landlord's Notice Copy Address in Section 14.2 (or
                                                             ------------
             sent via facsimile to the facsimile number with verification as provided above), or to such other person or party as Landlord shall designate by notice to Tenant.

     (b) If intended for Tenant, a communication is effective if mailed to the address designated as Tenant's Notice Address in Section 14.2
                                                                  ------------
             or to such other address as Tenant designates by notice to Landlord (or sent via facsimile to the facsimile number with verification as provided above) with a copy to the address designated as Tenant's Notice Copy Address in Section 14.2 (or sent via facsimile to the
                                    ------------
             facsimile number with verification as provided above), or to such other person or party as Tenant designates by notice to Landlord. Notice may be given to Tenant by Landlord or Landlord's attorney acting as Landlord's authorized agent.

     Any notice given by certified mail is effective when the return receipt is signed or refusal to accept the notice is noted thereon. Any notice given by overnight courier or hand delivery is effective upon receipt or refusal to accept. Any notice given by facsimile is effective upon electronic or telephonic verification so long as a copy is also sent via regular mail, certified mail or overnight courier.

     14.2.   Notice Addresses:
             ----------------

     (a)     Landlord's Notice Address:
             -------------------------

             PFP Search Plaza, Inc.
             c/o Institutional Property Managers, Inc.
             Attn:  Daniel L. Plumlee, President
             8750 North Central Expressway
             Suite 800
             Dallas, Texas 75231-6437
             facsimile: (214) 989-0600
             telephone: (214) 989-0800

     (b)     Landlord's Notice Copy Address:
             ------------------------------

             PFP Search Plaza, Inc.
             c/o Institutional Property Managers, Inc.
             Attn:  Property Manager
             10670 N. Central Expressway
             Suite 160
             Dallas, Texas 75231
             facsimile: (214) 265-0998
             telephone: (214) 265-0332

     (c)     Tenant's Notice Address:
             -----------------------

             Diversified Corporate Resources, Inc.
             10670 N. Central Expressway, Suite 600
             Dallas, Texas 75231
             facsimile: ____________________
             telephone: ____________________

     (d)     Tenant's Notice Copy Address:
             ----------------------------

             Jerry Ormond, Esq., Counsel
             Diversified Corporate Resources, Inc.
             10679 N. Central Expressway, Suite 600
             Dallas, Texas 75231
             facsimile: _____________________
             telephone: _____________________


                                   ARTICLE XV.
                            MISCELLANEOUS PROVISIONS
                            ------------------------

     15.1    Tenant Estoppel Certificates.  Tenant agrees, at any time and from
             ----------------------------
time to time, upon not less than ten (10) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a written statement containing all information requested by Landlord with respect to this Lease, including but not limited to (a) certification that this Lease is in full force and effect and has not been cancelled, assigned (nor have the Premises been sublet), extended, modified or amended (or if there have been assignments, subleases, extensions, modifications or amendments, that the Lease is in full force and effect as modified and stating the assignments, subleases, extensions, modifications or amendments), (b) a statement that, except for the Lease, there are no other agreements, written or oral, affecting or relating to Tenant's lease of the Premises or other space in the Building, (c) a statement of the amount of monthly rent plus rent bumps, any estimated payments of additional rent and any parking charges, (d) a statement regarding the dates to which Tenant has paid the rent and other charges hereunder and the amount of any prepaid rent, (e) a statement of the amount of the Security Deposit, if any, (f) a statement of the date that Tenant took possession of the Premises and the date that the Lease terminates, (g) a statement of any renewal options, expansion rights or options to purchase to which Tenant is entitled, and whether and when same have been exercised, (h) a statement that all work to be performed for Tenant under the Lease has been performed as required under the Lease and has been accepted by Tenant (or if any has not been performed or accepted detailing same), and all allowances to be paid to Tenant, including allowances for tenant improvements, moving expenses or other items, have been paid, (i) a statement of the base year or base amount, as applicable for Real Estate Taxes and Operating Costs, (j) a statement that Tenant is not insolvent or bankrupt and is not seeking relief under any insolvency or bankruptcy statutes, (k) a statement of the address to which notices to Tenant should be sent, and (l) such other matters as Landlord shall reasonably request. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building, any prospective purchaser of the Building, and any present or prospective mortgage, deed of trust holder or trustee for bond holders with respect to the Building or of Landlord's interest. Tenant may request an estoppel from Landlord regarding (to Landlord's best knowledge) the foregoing and Tenant's compliance with the terms of this Lease.

     15.2    Brokerage Fees.  Except as listed below, Tenant represents to
             --------------
Landlord that Tenant has not incurred any liability for commissions or similar compensation to third parties in connection with this Lease, and, except for commissions due Brokers (defined below), Tenant indemnifies Landlord against any liability arising from any claims for such compensation, including costs and reasonable attorney's fees if arising by, through or under the acts of Tenant. Notwithstanding the foregoing and in addition to the foregoing, Tenant will specifically indemnify Landlord against any such liability, costs and fees arising from a claim for compensation by The Staubach Company. "Brokers" means Transwestern Commercial Services and J&P Realty Services, Inc. Landlord shall defend and indemnify Tenant from and against any claims, demands and actions brought by the Brokers to recover a brokerage commission related to this Lease or from any other brokers (excluding The Staubach Company, which Tenant will be solely responsible for), if arising by, through or under the acts of Landlord.

     15.3    Attorney's and Professional's Fees.  Tenant shall reimburse
             ----------------------------------
Landlord upon demand for reasonable attorney's fees incurred by Landlord related to Tenant's Default, late payments or incurred due to Tenant's action or inaction or failure to perform under this Lease. In the event of litigation concerning this Lease, the prevailing party is entitled to reimbursement of its costs respecting such suit, or settlement thereof, including reasonable attorney's fees and fees of consultants, auditors, appraisers and other similar professionals.

     15.4    Liability of Landlord.  To the extent permitted by law, neither
             ---------------------
Landlord, Landlord's Agents, nor any member of any joint venture, partnership, tenancy-in-common, pension fund, association or other form of joint ownership that forms Landlord has any personal liability under this Lease. Tenant will look solely to the equity of Landlord in the Building (or if Landlord's interest is a leasehold interest to such leasehold interest) at the time of any breach or default for the satisfaction of its remedies.

     15.5    Tenant's Authority.  Tenant agrees that if Tenant is a corporation
             ------------------
(including any form of professional association or corporation), limited liability company or partnership (general, limited or limited liability): (i) the individual executing this Lease is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with Tenant's organizational documents; (ii) this Lease is binding upon Tenant; (iii) Tenant is duly organized and legally existing in the state of its organization and is qualified to do business in the state in which the Building is located; and (iv) upon Landlord's request Tenant will provide Landlord satisfactory evidence of such authority.

     15.6    Parking.  Tenant's parking rights are set forth in Exhibit "E"
             -------                                            -----------
hereto attached.

     15.7    Landlord Approval.  Landlord's approval when required under the
             -----------------
Lease is non-technical and non-legal in nature, and Tenant remains responsible for all technical and legal aspects of any item requiring Landlord's approval.

     15.8    Unenforceability/Joint and Several Liability.  The invalidity or
             --------------------------------------------
unenforceability of any provision hereof will not affect or impair any other provision. If Tenant consists of more than one person or entity, the obligations of each are joint and several.

     15.9    Headings, Miscellaneous.  The headings of the several articles,
             -----------------------
paragraphs and sections contained herein are for convenience only and do not define, limit or construe the contents of such articles, paragraphs and sections. All negotiations, considerations, representations and understandings between the parties are incorporated herein and are superseded hereby. There are no terms, obligations, covenants, statements, representations, warranties or conditions relating to the subject matters hereof other than those specifically contained herein. This Lease may not be amended or modified by any act or conduct of the parties or by oral agreements unless reduced and agreed to in writing signed by both Landlord and Tenant. No waiver of any of the terms of this Lease is binding upon Landlord unless reduced to writing and signed by Landlord.

     15.10   Force Majeure.  If Landlord or Tenant is prevented or delayed in
             -------------
the performance of any of its covenants or obligations hereunder by circumstances beyond its control (including, but not limited to governmental regulations or prohibitions) such delay or nonperformance will not be a default hereunder and will be deemed waived and accepted by the other party, except for all monetary obligations of Tenant under this Lease (which shall not be deemed waived and accepted).

     15.11   Entire Agreement.  This Lease, the exhibits and any addendum
             ----------------
attached hereto set forth the entire agreement between Landlord and Tenant, and there are no other oral or written agreements between them. All prior oral or written agreements are merged herein and superseded by this Lease.

     15.12   Governing Law.  THIS LEASE IS GOVERNED BY THE LAWS OF THE STATE OF
             -------------
TEXAS.

     15.13   Recordation of Lease.  Tenant may not record this Lease without
             --------------------
Landlord's prior written consent.

     15.14   Not Binding Lease.  The submission of this Lease to Tenant is not
             -----------------
an offer. This instrument is not effective as a Lease or otherwise unless and until executed by and distributed to both Landlord and Tenant.

     15.16   Successors and Assigns.  This Lease is binding upon and inure to
             ----------------------
the respective parties herein, their heirs, executors, administrators, successors and permitted assigns whomever.

     15.17   Non-Waiver.  Neither Landlord's failure to enforce or require
             ----------
strict performance of any provision of this Lease or any of the Rules and Regulations, nor Landlord's acceptance of Rent with knowledge of a breach is a waiver of such breach or any future breach.

     15.18   Counterparts.  This Lease may be executed in counterparts, each of
             ------------
which shall be deemed an original, and all of which taken together shall constitute one and the same Lease.

     15.19   Survival of Tenant Obligations.  Tenant's obligations hereunder
             ------------------------------
with respect to (i) any indemnification, (ii) any monetary obligation (including, but not limited to the payment of Rent), or (iii) any breach by Tenant which occurred prior to the expiration or earlier termination of this Lease will survive the expiration or earlier termination of this Lease. Notwithstanding anything herein to the contrary, in the event of a holding over pursuant to Section 3.2, all
                                                            -----------
obligations of Tenant will remain in effect until the cancellation of such holding over period, at which time the terms of the preceding sentence will control.

     15.20   Authority.  Landlord represents, covenants and warrants that it has
             ---------
lawful title to the Building and has full right, power and authority to enter into this Lease. Both Landlord and Tenant represent, covenant and warrant that the parties executing this Lease have the power to bind Landlord or Tenant, as appropriate, to the provisions hereof.

                                  ARTICLE XVI.
                                 RIGHT TO RENEW
                                 --------------

     16.1    Renewal Option.
             --------------

     (a) Tenant has the option (the "Renewal Option") to extend the Lease Term for one (1) additional term (the "Option Term") of five (5) years beyond the Lease Term upon the same terms as the Lease (except that there will be no further privilege of extension and Base Rental shall be as set forth in Paragraph (b) below) provided:

             (i) Tenant notifies Landlord in writing of its election to exercise each such right at least twelve (12) months prior to the expiration of the Lease Term;

             (ii) At the time of the exercise of such right, there is no existing Default of which Landlord has given notice and which Tenant has not remedied within the time limits in the Lease;

             (iii)   That the Lease has not terminated prior to the Option Term;
                     and

             (iv) That if Tenant (as distinguished from a subtenant or assignee of the Lease other than one pursuant to a Permitted Assignment) is no longer in possession of the Premises, then this option is void.

     (b) The annual Base Rent during the Option Term shall be the "Fair Market Value Rent". As used in this Lease the term "Fair Market Value Rent" shall mean the rate (at the time of each Option Term) then being charged in other comparable buildings in Dallas, Texas, and in the Building to new (non-renewing) tenants for space comparable to the space for which the Fair Market Value Rent is being determined, taking into consideration all relevant factors, including, but not limited to, the following:

             (i) the use, size, location and floor levels within the applicable building;

             (ii)    the term or length of the lease under consideration;

             (iii) the extent of service provided or to be provided (including overtime cooling and heating, plus hourly charges therefore);

             (iv)    the inclusion of electric charges in the rental rate;

             (v) the base or dollar amount (including operating costs, real estate taxes, and/or porters' wage) for escalation purposes;

             (vi)    the credit standing and financial stature of the tenant;

             (vii) any other relevant term or condition in making such Fair Market Value Rent determination;

             (viii)  leasehold improvements, existing or to be provided; and

             (ix)    free Rent or other concessions.

              Upon receipt of written notice by Tenant of its election to exercise a Renewal Option, Landlord shall have fifteen (15) days in which to provide Tenant with its determination of the Fair Market Value Rent. Tenant shall then have fifteen (15) days in which to notify Landlord in writing of its acceptance or rejection of such rate.In the event Tenant accepts such rate, Tenant will have twenty (20) days from receipt of a Renewal Amendment verifying such rate in which to execute and return the Renewal Amendment to Landlord. In the event Tenant rejects such rate, Tenant will provide Landlord with its opinion of the Fair Market Value Rent and the parties shall have up to thirty (30) days in which to negotiate on a diligent and good faith basis to reach an agreement on such rate. In the event the parties cannot agree within the thirty (30) day period, the Fair Market Value Rent shall be determined by appraisal in accordance with the provisions of Section 16.1 (c) below. In the event
                 ----------------
              the parties reach an agreement, such agreement will be binding and Tenant will execute a Renewal Amendment verifying such terms within twenty (20) days of receipt of said Renewal Amendment from Landlord.

     (c)     Any appraisal of value to be made under the provisions of this
             Section 16.1(c) shall be made as follows:
             ---------------

             (i) on or before the date which is ten (10) days after the last day of the 30 day negotiation period described in Section
                                                                       -------
                     16.1(b) above, each party shall, by notice to the other,
                     -------
                     appoint a disinterested person of recognized competence in the field of appraisal as one of the appraisers, The appraisers thus appointed shall appoint a third disinterested person of recognized competence in such field, and such three appraisers shall as promptly as possible determine such value, provided, however, that:

                       (A) if one but not both parties to the Lease shall have appointed an appraiser as aforesaid, the appraiser so appointed shall proceed to determine such value; and

                       (B) if both parties have appointed appraisers as aforesaid but, within five (5) days after such appointment, the two appraisers appointed by the parties shall be unable to agree upon the appointment of a third appraiser, they shall give notice of such failure to agree to the parties, and, if the parties fail to agree upon the selection of such third appraiser within five (5) days after the appraisers appointed by the parties gave notice, as aforesaid, then within five (5) days thereafter either of the parties upon notice to the other party hereto may apply for such appointment to a court of competent jurisdiction in Dallas, Texas, the determination of which shall be binding upon the parties

             (ii) All appraisers, in addition to being persons of recognized competence in the field of appraisal, shall be either real estate brokers licensed by the State of Texas or MAI appraisers.

             (iii) Landlord and Tenant shall each be entitled to present evidence and argument to the appraisers. The determination of the majority of the appraisers or of the sole appraiser, as the case may be, or, if there is no majority, the median appraisal, shall be deemed the Fair Market Value Rent and shall be conclusive upon the parties, and judgment upon the same may be entered in any court having jurisdiction thereof. The appraisers shall give notice to the parties stating their determination within thirty (30) days following the appointment of the last appraiser, and shall furnish to each party a copy of such determination signed by them

             (iv) The expenses of such appraisal shall be borne equally by Landlord and Tenant.

             (v) In the event of the failure, refusal or inability of any appraiser to act, a new appraiser shall be appointed in his stead within ten (10) days, which appointment shall be made in the same manner as hereinbefore provided for the appointment of the appraiser so failing, refusing or unable to act.

                                  ARTICLE XVII.
                             RIGHT OF FIRST REFUSAL
                             ----------------------

     17.1    Right of First Refusal.
             ----------------------

     Provided Tenant is not in default at the time such right is exercised, subject to the pre-existing rights of any other tenants as of the date of this Lease, and upon the terms and conditions hereinafter set forth, Tenant shall have a continuing right of first refusal (the "Expansion Right") to lease any available space on the fourth (4th) floor and remainder of the sixth (6/th/) floor of the Building (the "Expansion Space"). The term "available" shall mean that (i) another tenant's or person's current rights to occupancy of the Expansion Space have expired and (ii) upon such expiration, no other tenant or person has any rights to lease the Expansion Space. Landlord agrees that, from and after the date of this Lease, it shall not grant another tenant or person rights of first refusal to the Expansion Space that supercede those of Tenant. When Landlord receives a bonafide offer acceptable to Landlord to lease the all or any portion of the Expansion Space to a third party, Landlord shall deliver written notice (the "Refusal Right Notice") to Tenant setting forth the terms of such acceptable bonafide offer to lease the Expansion Space to a third party (the "Expansion Space Offer") and offering to lease the Expansion Space to Tenant upon the same terms as the Expansion Space Offer. Once Landlord has sent the Refusal Right Notice, if Tenant elects to exercise said Expansion Right in accordance with the terms of the Expansion Space Offer, Tenant shall do so by giving Landlord written notice of such election within five
     (5) business days after receiving the Refusal Right Notice. In the event Tenant rejects the Expansion Space Offer or fails to respond to the Refusal Right Notice within said five (5) business day period, Tenant shall be deemed to have waived its Expansion Right and Landlord may accept the third-party Expansion Space Offer. If Tenant leases the Expansion Space, the lease of the Expansion Space shall be upon the same terms and conditions as this Lease, as modified by the provisions of the Expansion Space Offer.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed by their respective representatives thereunto duly authorized, as of the date first above written.

                            LANDLORD:

                            PFP Search Plaza, Inc.,
                            a Texas corporation


                            By:  INSTITUTIONAL PROPERTY MANAGERS, INC.,
                                 a Delaware corporation, its managing agent

                                 By:   _________________________________________

                                 Name: _________________________________________

                                 Title: ________________________________________

                            TENANT:


                            Diversified Corporate Resources, Inc.,
                            a Texas corporation

                            By:  /s/
                                ------------------------------------------------

                            Name: J. Michael Moore
                                  ----------------------------------------------

                            Title:  C.E.O.
                                   ---------------------------------------------


                            Tenant's address prior to occupancy
                            12801 N. Central Expressway, Suite 350
                            Dallas, Texas 75243

                                   EXHIBIT "A"
                                   -----------

                             OUTLINE OF THE PREMISES
                             -----------------------

                                   EXHIBIT "B"
                                   -----------

                              RULES AND REGULATIONS
                              ---------------------

     Subject to the other provisions of the Lease, Landlord reserves the right to: (a) rescind any of these Rules and Regulations, and (b) make such other Rules and Regulations as in its reasonable judgment are necessary for the operation of the Building, and Tenant will be bound by all future Rules and Regulations upon receipt of written notice thereof.

     1. Tenant may not: (a) obstruct sidewalks, doorways, vestibules, halls, stairways, or similar Common Areas, (b) place refuse, furniture, boxes or other items therein or (c) use such areas for any purpose other than ingress and egress to and from the Premises. Canvassing, soliciting and peddling in the Building are prohibited.

     2. Tenant may use plumbing fixtures and appliances only for the purposes for which constructed, and may place no unsuitable material therein. Tenant shall repair or replace appliances at Tenant's cost in the event of misuse. If Tenant fails to make such repairs or replacements, Landlord may do so, and Tenant shall pay the reasonable cost thereof on demand as Additional Rent.

     3. Tenant may not paint or place any signs or notices on any windows or doors or in other parts of the Building, without Landlord's prior written approval (which Landlord may withhold in its sole discretion) of the design and placement. Landlord will prepare building standard suite identification signs at Tenant's expense. Without notice to Tenant, Landlord has the right to remove all unapproved signs at Tenant's expense.

     4. Tenant will not do, or permit anything to be done in or about the Building, or bring or keep anything therein, that increases the rate of fire or other insurance on the Building or increases the possibility of fire or other casualty. Tenant may not use or keep in the Building any inflammable or explosive fluid or substance (including live Christmas trees and ornaments), or any illuminating materials (other than electric lamps or lights customarily used in offices).

     5. Landlord may prescribe the weight and position of heavy equipment or objects which may over stress any portion of the floor. Tenant will repair all damage to the Building from the improper placing of heavy items at its expense.

     6. Tenant will notify the Building manager when safes or other heavy equipment are to be taken in or out of the Building, and will move same only with Landlord's written permission and in accordance any Landlord requirements.

     7.      Corridor doors, when not in use, will be kept closed.

     8. All deliveries must be made via the service entrance and service elevator, when provided, during normal working hours. Tenant must obtain Landlord's written approval for any delivery after normal working hours. All moving must be conducted after normal working hours, and the manner (including any moving company to be used) approved in advance by Landlord, which approval shall not be unreasonably withheld so long as Tenant is not in Default under the Lease.

     9. Tenant will cooperate with Landlord's employees in keeping the Premises neat and clean.

     10. Tenant will not cause or permit any improper noises in the Building, or allow any unpleasant odors to emanate from the Premises, and will not interfere with, injure or annoy other tenants or their invitees with the use of their premises, the Building or the Garage.

     11. Except for seeing eye dogs and animals with related skills, no animals are allowed in or about the Building.

     12. At Tenant's cost, Tenant must dispose of crates, boxes or other large items prior to 7:30 a.m. or after 5:30 p.m. Landlord is responsible for the removal of waste generated by normal office operations only.

     13. Tenant may not operate any machinery, other than ordinary office machines such as personal computers, typewriters, calculators and copiers which do not utilize electricity in excess of the standard set forth in Section
                                                                        -------
5.2(b), without the prior written reasonable consent of Landlord. No space
------
heaters or fans are allowed.

     14. Tenant must comply with all emergency and safety procedures established by Landlord, the fire department, or any other governmental agency having jurisdiction over the Building, including, without limitation, participation in periodic drills, familiarization with emergency procedures and the designation of individuals responsible for the implementation of emergency action. Landlord has the right to evacuate the Building in the event of an emergency or catastrophe.

     15. No bicycles, motorcycles or similar vehicles are allowed in the Building.

     16. Tenant may not insert any nails, hooks, or screws into any part of the Building, except as approved by Building maintenance personnel or except to hang pictures (and the like) on the walls of the interior of the Premises.

     17. Tenant may not distribute any food or beverages from the Premises without the prior written approval of the Building manager. The foregoing shall not prohibit beverage service or the use of microwave ovens within the Premises.

     18. Tenant may not place any additional locks on or rekey any doors without the prior written consent of Landlord. Landlord will supply one hundred and fifty (150) access cards to the Premises, and Tenant may obtain additional keys from Landlord at a fee determined by Landlord. Tenant may not otherwise obtain duplicates of such keys. Tenant must surrender all keys upon termination of this Lease. Tenant will give Landlord the combination to any vault.

     19. Tenant will not locate furnishings or cabinets adjacent to mechanical or electrical access panels or over air conditioning outlets, and Tenant shall pay on demand as Additional Rent the cost of moving such furnishings for servicing such units. Building personnel will perform any repairs on or replacements of the lighting and air conditioning equipment of the Building.

     20. Tenant will comply with the current and any future reasonable parking rules and regulations.

     21. Tenant may not use the Premises or any part of the Building for overnight lodging.

     22.     Tenant will not place vending machines in the Premises.

     23. Tenant must obtain Landlord's prior written approval (which Landlord may withhold in its discretion) for installation of window shades, blinds, drapes or other window treatments. At Tenant's expense, Landlord has the right to change any unapproved window treatments without notice to Tenant.

     24. Tenant will not make any changes or alterations to any portion of the Building without Landlord's prior written approval (which Landlord may withhold in its reasonable discretion). All such work shall be done by Landlord or by contractors reasonably approved by Landlord. Tenant shall pay to Landlord on demand as Additional Rent all costs incurred as a result of such changes or alterations, including, without limitation, the cost of freight elevator usage, utilities, contractors' fees and administrative/supervisory costs.

     26. Tenant will not ask building personnel to perform such functions as furniture moving, deliveries, picture hanging, or other similar tasks not related to the general operation of the Building.

     27. Tenant will comply with all procedures for the security and safety of the Building, including without limitation, the manner of access to the Building after normal business hours, keeping doors to Tenant areas locked and cooperating with all reasonable requests of Building security personnel.

     28. Before leaving the Premises unattended, Tenant shall close and lock outside doors, turn off lights, coffee pots, and office equipment. Tenant shall pay for any damage resulting from failure to do so.

     29. Tenant may use a microwave oven and appliances of the type commonly used to prepare coffee and tea in the Premises; provided, however, that no offensive cooking odors shall be allowed to escape the Premises (for purposes hereof an offensive odor shall be deemed to be offensive if it is complained of by another Tenant).

     30. The Building has been designated as a non-smoking building. Tenant shall comply and shall cause its employees to comply with this prohibition and applicable non-smoking ordinances.

                                   EXHIBIT "C"
                                   -----------

                                   WORK LETTER
                                   -----------

     A. Landlord will complete construction of the Improvements on the Premises in a good and workmanlike manner, in accordance with government regulations, and in accordance with the following:

     1. No later than October 10, 2001, Tenant will submit to Landlord for approval (which shall not be unreasonably withheld) final working drawings and specifications of materials for all Improvements (the "Improvements") of the Premises that Tenant desires, which final working drawings will comply with the ADA and the Texas Act. If Landlord does not give its approval, disapproval or required changes within five (5) days after receipt thereof, such approval shall be deemed given. If Landlord disapproves such final workings, drawings and specifications in writing, Tenant will cause such plans and specifications to be redrawn and resubmitted to Landlord until such time as Landlord gives its approval in writing to Tenant of such revised drawings and specifications. Landlord shall respond within three (3) business days following any resubmission of such final workings, drawings and specifications or, if Landlord fails to do so, then they shall be deemed approved at the end of such three (3) business day period. As modified by any Landlord required changes, the final working drawings will be the "Final Plans". If the Final Plans are not received by Landlord by October 15, 2001 for any reason (a "Final Plans Delay"), Landlord will not be responsible for payment to Tenant of the Delay Damages described in
             Section 3.1 for an equal number of days after January 1, 2002 as
             -----------
             the delivery of Final Plans to Landlord are delayed after October 15, 2001 (such that, for example, if the Final Plans are not received by Landlord until October 20, 2001, Landlord will not be responsible for payment of the Delay Damages pursuant to Section
                                                                      -------
             3.1 unless the Commencement Date is later than January 6, 2002).
             ---
             Additionally and likewise, if commencement of construction of the Improvements is delayed due to Tenant's remeasurement of the Premises pursuant to Section 1.2 (a "Remeasurement
                                  -----------
             Delay"), Landlord will not be responsible for payment to Tenant of the Delay Damages described in Section 3.1 for the number of days
                                            -----------
             after January 1, 2002 equal to the delay in commencement of construction caused by Tenant's remeasurement. Any instances of a Final Plans Delay or a Remeasurement Delay are collectively referred to in this Lease as an "Excused Delay." Tenant is solely responsible for determining whether or not it is a public accommodation and for causing the Improvements to be in compliance with ADA and the Texas Act within the Premises. Tenant's approval of the Final Plans constitutes an acknowledgment that they comply with ADA and the Texas Act.

     2. Landlord will be the construction manager for the construction of the Improvements in accordance with the working drawings and specifications approved by Landlord. For the purpose of billing, the cost of the Improvements will be Landlord's cost of constructing the Improvements, plus a construction manager's fee supervision and coordination of five percent (5%) of the actual cost of the construction of the Improvements from $-0- to $200,000.00, four percent (4%) of the additional cost of the construction of the Improvements from $200,000.00 to $400,000.00 and three percent (3%) of the additional cost of the construction of the Improvements over $400,000.00 (collectively the "Construction Manager's Fee"). Landlord will competitively bid construction of the Improvements to at least three (3) reputable general contractors that have been approved by Landlord and Tenant and Tenant will choose the winning contractor so long as such contractor complies with Landlord's insurance requirements.

     B. Tenant will bear the cost of architectural and engineering fees relating to the Premises (including architectural and engineering fees Landlord incurs in modifying Landlord's master working drawings to incorporate plans prepared by Tenant's architect or engineer, where an architect or engineer other than Landlord's architect or engineer has prepared Tenant's working drawings and specifications) and all costs and expenses incurred in the construction of Improvements (collectively "Tenant's Costs"); provided, however, Landlord will credit against the billing costs of constructing those Improvements an allowance (the "Improvement Allowance") of $18.00 per square foot of Net Rentable Area of the Premises. Notwithstanding anything contained in this Lease to the contrary, the Improvement Allowance shall also be applied to the payment of all costs in connection with this Lease for: reimbursement to Tenant for actual third party costs associated with moving Tenant to the Building (including relocating Tenant's furniture, fixtures and equipment, stationery replacement, termination fees related to Tenant's prior tenancy not to exceed $92,000.00 and legal fees incurred in negotiating the drafting of this Lease); telephone installation and telecommunications cabling in the Premises; fabrication and installation of exterior and interior Tenant signage in accordance with Section 2.3 of the
                                                        -----------
Lease; the Construction Manager's Fee; all costs for space planning, architectural, mechanical, electrical and engineering drawings related to the Improvements and the Premises; and all costs of modifications to the Premises and any required demolition therein. Tenant will pay as Additional Rent any excess (the "Excess") of Tenant's Costs over the Improvement Allowance as follows:

     1. Tenant shall pay to Landlord prior to the commencement of construction of the Improvements, an amount equal to fifty percent (50%) of such Excess (as then estimated by Landlord);

     2. After substantial completion of the Improvements, but prior to Tenant's occupancy of the Premises, Tenant shall pay to Landlord an amount equal to eighty percent (80%) of the Excess as then estimated by Landlord, less payments received by Landlord according to 1. above;

     3. As soon as the final accounting can be prepared and submitted to Tenant, Tenant shall pay to Landlord the entire unpaid balance of the actual Excess based on the final costs.

     C. Failure to make any such payments when due is a Default under the Lease, entitling Landlord to all available remedies.

     1. If Tenant requires any changes in the approved drawings and specifications for the Improvements (the "Tenant Changes"), Tenant must present Landlord with revised drawings and specifications. As a condition of its approval, Landlord may require additional payments against the Excess, if Landlord determines that the Tenant Changes will increase the Excess. If Landlord approves the Tenant Changes, Landlord will incorporate such changes in the Improvements.

     2. If Tenant's failure to timely submit final working drawings and specifications of materials for Landlord's approval or the Tenant Changes delay the completion of the Improvements (the "Tenant Delays"), then Tenant's obligation to pay Rent will commence on the date in Section 1.3 of the Lease.
                     -----------

     D. Any excess, unused portion of the Improvement Allowance will be applied to Tenant's obligations to pay Base Rent until such excess been depleted.

     E. After completion of the Improvements, the parties will conduct a joint "walk-through" of the Premises. After such "walk-through", Tenant will prepare a "punch list" setting forth the remaining construction deficiencies as agreed to by Landlord and Tenant. Landlord shall commence the rectification of the deficiencies noted on the punch list within thirty (30) days after the date on which Landlord receives a copy of it and shall complete the rectification of all deficiencies noted on the punch list within a reasonable time (as agreed to by the parties at the time of the walk-through) after the date on which Landlord receives a copy of the punch list. If Landlord fails to complete the rectification of the punch list items within the time specified above, Tenant may complete those punch list items, and Landlord shall pay to Tenant, on or before the date which is thirty (30) days after receipt of a written invoice therefor, the costs and expenses incurred by Tenant in completing such punch list items.

     F. Landlord or Landlord's contractor will warrant and guarantee the Improvements against defective design, workmanship and materials, latent or otherwise, for a period of one (1) year from the Commencement Date (the "Warranty Period"). By virtue of the foregoing warranty and guaranty, Landlord or Landlord's contractor shall repair or replace at its sole cost and expense any defective item occasioned by defective design, workmanship or materials that Tenant discovers during the Warranty Period.

     G. The Premises will be deemed "available for occupancy" (as described in Section 3.1) when the Improvements are substantially completed in accordance
   -----------
with the Final Plans, Landlord obtains a temporary certificate of occupancy permitting Tenant's lawful occupancy of the Premises, and Landlord gave Tenant written notice of the foregoing seven (7) days prior thereto to afford Tenant time to move in. Landlord shall thereafter use reasonable efforts to obtain the final certificate of occupancy as soon as reasonably possible.

                                   EXHIBIT "D"
                                   -----------

                     STATEMENT SPECIFYING COMMENCEMENT DATE
                              AND TERMINATION DATE
                              --------------------

     The parties agree that notwithstanding anything to the contrary contained in the Lease, the Commencement Date is _____________________ and the Termination Date is __________________________.

                            LANDLORD:

                            PFP Search Plaza, Inc.,
                            a Texas corporation


                            By:  INSTITUTIONAL PROPERTY MANAGERS, INC.,
                                 a Delaware corporation, its managing agent

                                 By:   _________________________________________

                                 Name: _________________________________________

                                 Title: ________________________________________



                            TENANT:

                            Diversified Corporate Resources, Inc.,
                            a Texas corporation

                            By:   /s/
                                ------------------------------------------------

                            Name: J. Michael Moore
                                  ----------------------------------------------

                            Title:  C.E.O.
                                   ---------------------------------------------

                                   EXHIBIT "E"
                                   -----------

                                     PARKING

     A. Landlord is "Landlord" and Tenant is "Tenant" under that certain Lease (the "Lease"), wherein Tenant leased from Landlord certain premises located in Landlord's office building (the "Building") in Dallas County, Texas, commonly known as Search Plaza Office Complex, Dallas, Texas.

     B. Landlord desires to grant and Tenant desires to acquire the right to use (i) 47 nonreserved parking spaces; (ii) 37 reserved, underground parking spaces; (iii) 18 reserved, above-ground parking spaces and (iv) an additional 62 nonreserved parking spaces which, at Landlord's election, may be located on the roof of the Garage (collectively, the "Spaces") located inside the Building's parking garage (the "Garage"), all upon the terms and conditions set forth below.

     NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Landlord hereby grants Tenant a license to use the Spaces during the Lease Term (terminating upon any earlier termination of the Lease for whatever reason) for parking motor vehicles.

     2. Tenant shall pay an initial rental fee (the "Fee") for each of the Spaces of (i) $-0- per each nonreserved parking space; (ii) $50.00 per month, per each reserved, underground parking space; and (iii) $-0- per each reserved, above-ground parking space payable monthly in advance on or before the first day of each month throughout the Lease Term. Notwithstanding the preceding sentence, if Tenant exercises a renewal option, if any, Landlord will adjust the Fee to the then market rate. Notwithstanding the foregoing, Tenant will have no obligation to pay the Fee during the initial Lease Term (including any fees for reserved, underground parking spaces).

     3. All motor vehicles (including all contents thereof) are at the sole risk of their owners and Tenant, and Landlord is not responsible for the protection and security of such vehicles. Neither Landlord nor Landlord's Agents has any liability for any property damage or personal injury arising out of or in connection with said motor vehicles (unless arising out of the gross negligence of Landlord or Landlord's Agents), and Tenant hereby indemnifies Landlord and Landlord's Agents against all claims resulting from the negligence of Tenant or Tenant's Agents, acts or omissions arising out of or in connection with said motor vehicles (unless arising out of the gross negligence or willful misconduct of Landlord or Landlord's Agents).

     4. This Parking exhibit does not create a bailment between the parties hereto, it being expressly agreed that the only relationship created between Landlord and Tenant hereby is that of licensor and licensee.

     5. In its use of the Spaces, Tenant will follow all applicable Rules and Regulations. Upon the occurrence of a breach of any applicable Rules and Regulations, failure to pay the Fee or Tenant's Default under the Lease which results in a termination of Tenant's possession of the Premises, Landlord will be entitled to terminate Tenant's rights to the Spaces, in which event Tenant's right to utilize the Spaces will cease.

     6. If: (a) fifty percent (50%) or more of the Garage is damaged by fire or other casualty, (b) the insurance proceeds payable as a result of a casualty to the Garage are applied to the Mortgage, or (c) there is any material uninsured loss to the Garage, Landlord may terminate the Lease upon written notice to Tenant within sixty (60) days of the date of such casualty. If the Lease is not terminated by Landlord pursuant to the foregoing provisions of this Paragraph 6, then Landlord will either (i) proceed to restore the Garage and
-----------
provide Tenant with alternative parking during such restoration period, or (ii) not restore the Garage, but provide Tenant with alternate parking throughout the remainder of the Lease Term.

     7. If all or any material portion of the Garage is taken for any public or quasi-public use, by right of eminent domain or otherwise, or be sold in lieu of condemnation, then Landlord will be entitled to (i) terminate the Lease, or (ii) keep the Lease in effect by providing Tenant with alternative parking.

     8. To further ensure that only those parties leasing spaces in the Garage are utilizing such parking spaces, Tenant will provide Landlord with a complete list of the names of all of Tenant's employees and the corresponding license plate numbers their vehicles. Tenant will update the list, as necessary. If any vehicle not designated on Tenant's list is found in the Spaces or if any vehicle on Tenant's list is parked in an unauthorized space or location, Landlord is hereby authorized to have the vehicle towed at Tenant's expense. Tenant hereby agrees to pay any such towing cost upon demand, and the failure to do so will be a Default under the Lease.

                                   EXHIBIT "F"
                                   -----------

                            JANITORIAL SPECIFICATIONS

NIGHTLY:

     Empty, clean, damp dust waste receptacles, wash receptacles as necessary. Remove trash from premises.
     Vacuum all rugs and carpeted areas.
     Hand dust and wipe clean with damp or treated cloth, all office furniture, files, fixtures, paneling and all other horizontal surfaces.
     Damp wipe and polish all glass furniture tops.
     Remove finger marks and smudges from all vertical surfaces (including doors, door frames, light switches, entrance glass and partitions).
     Sweep and damp mop all uncarpeted areas, buff as necessary.
     Damp dust telephones.
     Spot clean all rugs or carpeted areas (at least weekly).

MONTHLY:

     Dust blinds, window sills.
     Detail vacuum, detail dust.
     Strip and wax all tile floors.
     Dust all pictures, charts and similar wall hangings.
     Dust all vertical surfaces.

QUARTERLY:

     Dust light fixtures and HVAC grills.
     Wash blinds and window sills.

ANNUALLY:

     Wash exterior windows twice annually and interior windows once annually.

                                       1